                       STATEMENT OF ADDITIONAL INFORMATION
                                 March 30, 2006

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

  Delaware International Value Equity Fund      Delaware Emerging Markets Fund
                           Delaware Global Value Fund
             (formerly, Delaware International Small Cap Value Fund)

                               2005 Market Street
                           Philadelphia, PA 19103-7094

       For more information about the Institutional Classes: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of
 Class A Shares, Class B Shares, Class C Shares and Class R Shares: 800 523-1918

               Dealer Services (Broker/Dealers only): 800 362-7500

     This Statement of Additional Information ("Part B") describes shares of the
Delaware  International  Value Equity Fund,  Delaware  Emerging Markets Fund and
Delaware Global Value Fund (each a "Fund" and collectively,  the "Funds"), which are series of Delaware  Group Global &  International  Funds (the  "Trust").
Each Fund  offers  Class A Shares,  Class B Shares,  Class C Shares  and Class R
Shares   (collectively,   the  "Fund   Classes").   Each  Fund  also  offers  an
Institutional  Class (together  referred to the  "Institutional  Classes").  All references  to "shares"  in this Part B refer to all  Classes of shares,  except where noted. The Funds' investment  advisor is Delaware  Management  Company,  a
series  of  Delaware  Management   Business  Trust  (the  "Manager").   Mondrian
Investment Partners, Ltd. ("Mondrian")serves as the Trust's sub-advisor.

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses  for the Funds,  each dated March 30, 2006,  as they may be amended from time to time. This Part B should be read in conjunction with the applicable
Prospectus.  Part B is  not  itself  a  Prospectus  but  is,  in  its  entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by writing or calling your  investment  dealer or by contacting the Funds' national distributor,  Delaware  Distributors,  L.P.  (the  "Distributor"),  at the above address or by calling the above phone numbers. The Funds' financial  statements, the notes  relating  thereto,  the  financial  highlights  and the report of the independent registered public accounting firm are incorporated by reference from the Annual  Reports  into this Part B. The Annual  Reports  will  accompany  any request  for Part B. The Annual  Reports can be  obtained,  without  charge,  by calling 800 523-1918.

                                TABLE OF CONTENTS

                                  Page                                 Page

Cover Page                                 Purchasing Shares             39
Fund History                         1     Investment Plans              52
Investment Restrictions              1    Determining Offering Price
Investment Strategies and Risks      5      and Net Asset Value          55
Disclosure of Portfolio Holdings    16     Redemption and Exchange       56
Management of the Trust             17     Dividends, Distributions
Investment Advisor and                       and Taxes                   63
  Other Service Providers           26     Performance Information       69
Portfolio Managers                  31     Financial Statements          69
Trading Practices and Brokerage     37     Principal Holders             70
Capital Stock                       38     Appendix A - Description
                                             of Ratings                  72

                                  FUND HISTORY

     The Trust was  organized  as a  Maryland  corporation  on May 30,  1991 and reorganized  as a Delaware  statutory  trust on November 23, 1999. In connection with its reorganization  into a Delaware statutory trust, and effective November
23,  1999,   the  Trust  changed  its  name  from  Delaware   Group  Global  and
International Funds, Inc. to Delaware Group Global and International Funds.

Classification
     The Trust is an open-end  management  investment  company.  While  Delaware
Emerging  Markets Fund intends to seek to qualify as a "diversified"  investment company under  provisions of Subchapter M of the Internal  Revenue Code, it will not be  diversified  under the  Investment  Company Act of 1940, as amended (the
"1940 Act").  Thus, while at least 50% of Delaware  Emerging Market Fund's total assets will be represented by cash, cash items, U.S.  government  securities and other  securities  limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy the 1940 Act requirement in this  respect,  which  applies  that  test  to 75% of the  Fund's  assets.  A non-diversified  portfolio  is  believed to be subject to greater  risk  because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                      INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective
     Each Fund's  investment  objective is  non-fundamental,  and may be changed without shareholder  approval.  However,  the Board of Trustees must approve any changes  to  non-fundamental  investment  objectives  and  a  Fund  will  notify shareholders prior to a material change in the Fund's objective.

Fundamental Investment Restrictions
     The  Trust  has  adopted  the  following  restrictions  for each  Fund,  as applicable  which  cannot  be  changed  without  approval  by the  holders  of a
"majority" of the respective Fund's outstanding  shares,  which is a vote by the holders  of the  lesser of a) 67% or more of the  voting  securities  present in person  or by  proxy  at a  meeting,  if the  holders  of more  than  50% of the outstanding  voting  securities are present or represented by proxy;  or b) more than  50% of the  outstanding  voting  securities.  The  percentage  limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:
     1.   Make investments that will result in the  concentration  (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers  primarily  engaged in the same industry,  provided that this  restriction  does not limit the Fund from  investing  in  obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities, or in tax-exempt  obligations or certificates of deposit.  A Fund may, from time to time, make  investments that will result in the  concentration  (as that term may be  defined  in the 1940  Act,  any rule or order  thereunder,  or SEC staff interpretation  thereof) of its  investments in the securities of issuers within various industries or industry groupings.

     2.   Borrow money or issue senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.   Underwrite the  securities of other issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4.   Purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from  investing  in issuers  which  invest,  deal or  otherwise engage in  transactions  in real estate or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

                                                                               1

     5.   Purchase or sell physical commodities,  unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6.   Make loans,  provided that this  restriction does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional  investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restrictions
     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the prospectus,  each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

     1.   Each  Fund is  permitted  to  invest  in other  investment  companies, including  open-end,  closed-end or unregistered  investment  companies,  either within  the  percentage  limits  set  forth in the 1940  Act,  any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in  connection  with a  merger,  reorganization,  consolidation  or other similar  transaction.  However,  each Fund may not  operate as a "fund of funds"
which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

     2. Each Fund may not invest  more than 15% of its net assets in  securities which it cannot sell or dispose of in the  ordinary  course of  business  within seven  days at  approximately  the  value at  which  the  Fund  has  valued  the investment.

Delaware  International  Value  Equity Fund and Delaware  Emerging  Markets Fund
shall not:

     1.   For Delaware  International  Value Equity Fund, as to 75% of its total assets,  and for Delaware  Emerging Markets Funds, as to 50% of their respective total  assets,  invest  more  than 5% of their  respective  total  assets in the securities of any one issuer (other than obligations  issued,  or guaranteed by, the U.S. government, its agencies or instrumentalities).

     2.   Delaware  Emerging  Markets Fund may invest in securities of open-end, closed-end  and  unregistered  investment  companies,  in  accordance  with  the limitations contained in the 1940 Act.

     3.   Make loans,  except to the extent that  purchases of debt  obligations
(including  repurchase  agreements)  in  accordance  with  a  Fund's  investment objective and policies,  are considered  loans and except that the Fund may loan up to 25% of its assets to qualified  broker/dealers or institutional  investors for their use relating to short sales or other security transactions.

     4.   Purchase or sell real estate or real estate limited partnerships, but this  shall not  prevent a Fund from  investing  in  securities  secured by real estate or interests therein.

     5.   For Delaware  International  Value Equity Fund, purchase more than 10%
of the outstanding  voting  securities of any issuer, or invest in companies for the purpose of exercising control or management.

     6.   Engage in the  underwriting  of  securities of other  issuers,  except that, in connection with the  disposition of a security,  the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     7.   Make any investment  which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business  activities in the same industry.  This  restriction  does not apply to obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities.

     8.   For Delaware  International Value Equity Fund, write, purchase or sell options,  puts,  calls or combinations  thereof,  except that such Fund may: (a)
purchase  call options to the extent that the premiums  paid on all  outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options;  (c) write covered call  options;  and (d) purchase put options if such
Fund owns the security  covered by the put option at the time of

                                                                               2

purchase,  and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased  and enter into closing  transactions  with respect to the  activities noted above.

     9.   Purchase or sell commodities or commodity contracts,  except that each
Fund may enter into  futures  contracts  and  options on  futures  contracts  in accordance with its respective  prospectuses,  subject to investment restriction
10 below.

     10.  Enter into futures  contracts or options  thereon,  except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures  contract  margin  deposits and  premiums  on options  and only to the extent  that  obligations  under such contracts and transactions represent not more than 20% of the Fund's assets.

     11.  Make short  sales of  securities,  or purchase  securities  on margin, except  that a Fund may  satisfy  margin  requirements  with  respect to futures transactions.

     12.  For Delaware  International  Value Equity Fund, invest more than 5% of the value of its total assets in securities  of companies  less than three years old.  Such  three-year  period shall  include the  operation of any  predecessor company or companies.

     13.  For Delaware  International  Value Equity Fund, purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Global Funds or of its investment  manager if or so long as the  trustees  and  officers of Global  Funds and of its  investment  manager together  own  beneficially  more  than 5% of any  class of  securities  of such issuer.

     14.  For Delaware  International  Value Equity Fund, invest in interests in oil, gas or other mineral exploration or development programs or leases.

     15.  For Delaware  International Value Equity Fund, invest more than 10% of the Fund's total  assets in  repurchase  agreements  maturing in more than seven days and other illiquid assets,  and for Delaware  Emerging Markets Fund, invest more than 15% of the Fund's total assets in  repurchase  agreements  maturing in more than seven days and other illiquid assets.

     16.  Borrow money in excess of one-third of the value of its net assets and then only as a temporary  measure for  extraordinary  purposes or to  facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing  exceeds 5% of the value of a Fund's net assets,  asset coverage of at least 300% is required.  In the event that such asset coverage shall at any time fall below 300%,  a Fund shall,  within  three days  thereafter  (not  including
Sunday or holidays) or such longer  period as the SEC may prescribe by rules and regulations,  reduce the  amount of its  borrowings  to such an extent  that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net  assets.  A Fund will not issue  senior  securities  as defined in the 1940 Act, except for notes to banks.

     Although not  considered  to be a fundamental  policy,  restriction 5 above will  apply to each of the  Funds of  Global  Funds  as a  whole.  In  addition, although not  considered a fundamental  policy,  for purposes of  restriction 15 above,  securities  of  foreign  issuers  which are not  listed on a  recognized domestic  or foreign  exchange or for which a bona fide market does not exist at the time of purchase or  subsequent  valuation  are  included in the category of illiquid  assets.  As to Delaware  International  Value Equity Fund and Delaware
Emerging  Markets Fund,  although not considered to be a fundamental  investment restriction,  each Fund will invest no more than 5% of its respective  assets in warrants.

Delaware Global Value Fund shall not:

     1.   As to 75% of its total assets, invest more than 5% of its total assets in the  securities  of  any  one  issuer  (other  than  obligations  issued,  or guaranteed by, the U.S. government, its agencies or instrumentalities).

     2.   Invest 25% or more of its total  assets in any one  industry  provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.  Government,  its agencies or instrumentalities.

                                                                               3

     3.   Make  loans  other  than  by the  purchase  of all or a  portion  of a publicly  or  privately  distributed  issue of bonds,  debentures  or other debt securities of the types commonly  offered publicly or privately and purchased by financial  institutions  (including repurchase  agreements),  whether or not the purchase was made upon the original issuance of the securities,  and except that the Fund may  loan its  assets  to  qualified  broker/dealers  or  institutional investors.

     4.   Engage in  underwriting  of securities of other  issuers,  except that portfolio securities,  including securities purchased in private placements, may be acquired under  circumstances  where, if sold, the Fund might be deemed to be an  underwriter  under the 1933 Act. No limit is placed on the proportion of the
Fund's assets which may be invested in such securities.

     5.   Borrow  money  or  issue  senior  securities,  except  to  the  extent permitted  by the 1940 Act or any rule or  order  thereunder  or  interpretation thereof.  Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

     6.   Purchase or sell physical commodities or physical commodity contracts, including  physical  commodity options or futures contracts in a contract market or other futures market.

     7.   Purchase  or sell real  estate;  provided  that the Fund may invest in securities  secured by real estate or  interests  therein or issued by companies which invest in real estate or interests therein.

                                      * * *

     In applying the Funds' fundamental policy concerning  concentration that is described  above,  it is a matter of  non-fundamental  policy that:  (i) utility companies will be divided  according to their  services,  for example,  gas, gas transmission,  electric  and  telephone  will  each  be  considered  a  separate industry;  (ii) financial service companies will be classified  according to the end users of their services,  for example,  automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Portfolio Turnover
     Portfolio  trading  will  be  undertaken  principally  to  accomplish  each
Portfolio's respective investment objective.  The Portfolios are free to dispose of portfolio  securities  at any time,  subject to  complying  with the Internal
Revenue Code and the 1940 Act, when changes in  circumstances or conditions make such a move  desirable  in  light  of  each  Portfolio's  respective  investment objective.  The  Portfolios  will not  attempt  to  achieve  or be  limited to a
predetermined  rate  of  portfolio  turnover.   Such  turnover  always  will  be
incidental to transactions  undertaken with a view to achieving each Portfolio's respective investment objective.

     The portfolio  turnover rate tells you the amount of trading  activity in a fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Portfolio's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently  traded. The turnover rate also may be affected by cash  requirements from redemptions and repurchases of a
Portfolio's  shares. A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective,  a Portfolio may hold securities for any period of time.

     The Funds generally expect to have a portfolio turnover rate below 100%.

     For the fiscal years ended November 30, 2005 and 2004, the Funds' portfolio turnover rates were as follows:

 -------------------------------------------- --------------- --------------
 Funds                                                  2005           2004
 -------------------------------------------- --------------- --------------
 Delaware International Value Equity Fund                14%             7%
 -------------------------------------------- --------------- --------------
 Delaware Emerging Markets Fund                          25%            34%
 -------------------------------------------- --------------- --------------
 Delaware Global Value Fund                              51%            36%
 -------------------------------------------- --------------- --------------

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                         INVESTMENT STRATEGIES AND RISKS

     The Funds' investment objectives, strategies and risks are described in the
Prospectuses.  Certain additional  information is provided below. All investment strategies  of  the  Funds  are  non-fundamental  and  may  be  changed  without shareholder approval, except those identified below as fundamental restrictions.

Brady Bonds
     Delaware Emerging Markets Fund and Delaware Global Value Fund may invest in
Brady Bonds  consistent with their  investment  objective.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S.  Treasury  Secretary,  Nicholas F. Brady in 1989, as a mechanism for
debtor  nations  to  restructure   their   outstanding   external   indebtedness
(generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed  country  issuers.  We believe that the economic  reforms  undertaken  by countries in  connection  with the issuance of
Brady Bonds makes the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Depositary Receipts
     The Funds may  invest in  sponsored  and  unsponsored  American  Depositary
Receipts ("ADRs"),  European  Depositary Receipts ("EDRs") and Global Depositary
Receipts  ("GDRs")  that are  actively  traded in the  United  States.  ADRs are receipts  typically  issued  by a U.S.  bank or  trust  company  which  evidence ownership of underlying  securities  issued by a foreign  corporation.  EDRs and
GDRs are  receipts  issued by  non-U.S.  Banks or trust  companies  and  foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S.
securities.  "Sponsored"  ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying  security and a Depositary,  and "unsponsored" ADRs, EDRs or GDRs are issued without the  participation  of the issuer of the deposited  security.
Holders of unsponsored  ADRs,  EDRs or GDRs generally bear all the costs of such facilities  and  the  Depositary  of an  unsponsored  ADR,  EDR or GDR  facility frequently  is under no  obligation  to  distribute  shareholder  communications received  from the issuer of the  deposited  security or to pass through  voting rights to the holders of such receipts in respect of the  deposited  securities.
Therefore,  there may not be a correlation  between  information  concerning the issuer of the security and the market value of an  unsponsored  ADR, EDR or GDR.
ADRs may be listed on a  national  securities  exchange  or may be traded in the over-the-counter  market.  EDRs and GDRs traded in the  over-the-counter  market which do not have an active or substantial  secondary  market will be considered illiquid and therefore will be subject to a Portfolio's  limitation with respect to such  securities.  ADR prices are  denominated in U.S.  dollars  although the underlying  securities  are  denominated in a foreign  currency.  Investments in
ADRs,  EDRs  and  GDRs  involve  risks  similar  to  those  accompanying  direct investments in foreign securities.

Foreign Currency Transactions
     Although the Funds value their assets daily in terms of U.S. dollars,  they do not intend to convert their holdings of foreign  currencies into U.S. dollars on a daily basis. Each Fund will,  however,  from time to time, purchase or sell foreign  currencies  and/or engage in forward foreign  currency  transactions in order to expedite settlement of portfolio  transactions and to minimize currency value  fluctuations.  Each  Fund  may  conduct  its  foreign  currency  exchange transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign currency  exchange market or through entering into contracts to purchase or sell foreign  currencies at a future date (i.e., a "forward foreign currency"
contract or "forward"  contract).  A forward contract  involves an obligation to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days from the date of the contract,  agreed upon by the parties,  at a price set at the time of the contract. The Funds will convert currency on a spot basis from time to time, and investors  should be aware of the costs of currency conversion.

     A Fund  may  enter  into  forward  contracts  to "lock  in" the  price of a security it has agreed to purchase  or sell,  in terms of U.S.  dollars or other currencies  in which the  transaction  will be  consummated.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign  currency,  of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss  resulting  from an adverse  change in currency  exchange  rates during the period  between the date the security is purchased or sold and the date on which payment is made or received.

                                                                               5

     A Fund may purchase or sell  currencies  and/or  engage in forward  foreign currency transactions in order to expedite settlement of portfolio  transactions and to minimize currency value fluctuations.

     Forward  foreign  currency  contracts  are traded in the  interbank  market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

     A Fund will not enter into forward  contracts or maintain a net exposure to such contracts  where the  consummation of the contracts would obligate the Fund to deliver an amount of  foreign  currency  in excess of the value of the Fund's securities or other assets denominated in that currency.

     At the maturity of a forward contract, a Fund may either sell the portfolio security  and make  delivery  of the  foreign  currency,  or it may  retain  the security  and  terminate  its  contractual  obligation  to deliver  the  foreign currency by purchasing an  "offsetting"  contract with the same currency  trader obligating  it to purchase,  on the same maturity  date,  the same amount of the
foreign   currency.   The  Fund  may  realize  a  gain  or  loss  from  currency transactions.

     A Fund  also may  purchase  and  write  put and  call  options  on  foreign currencies  (traded on U.S.  and  foreign  exchanges  or  over-the-counter)  for hedging purposes to protect against declines in the U.S. dollar value of foreign securities  held by the Fund and against  increases  in the U.S.  dollar cost of such securities to be acquired.  Call options on foreign  currency  written by a
Fund will be covered,  which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the
Fund will establish a segregated  account with its custodian bank  consisting of cash, U.S.  government  securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon  exercise of the put.

     As in the case of other  kinds of  options,  the  writing  of an  option on foreign  currency will  constitute only a partial hedge, up to the amount of the premium  received,  and Delaware Global Value Fund could be required to purchase or sell foreign currencies at disadvantageous  exchange rates, thereby incurring losses.  The  purchase  of an option  on  foreign  currency  may  constitute  an effective hedge against fluctuations in exchange rates,  although,  in the event of rate movements adverse to Delaware Global Value Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Foreign Securities
     Investors  should  recognize  that  investing in foreign  issuers  involves certain  considerations,  including those set forth in the Funds'  Prospectuses, which are not typically  associated  with  investing in United  States  issuers.
Since the stocks of foreign  companies  are  frequently  denominated  in foreign currencies,  and since a Fund may temporarily  hold uninvested  reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations,  and may incur costs in connection with conversions between various currencies.  The investment policies of each Fund permit it to enter into forward foreign currency  exchange contracts in order to hedge each Fund's holdings and commitments against changes in the level of future currency rates.  Such contracts  involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Each Fund may be  subject  to  foreign  withholding  taxes on  income  from certain foreign securities.  This, in turn, could reduce a Fund's  distributions paid to shareholders.

Futures
     Each Fund may enter  into  contracts  for the  purchase  or sale for future delivery of securities or foreign  currencies.  While futures  contracts provide for the delivery of securities,  deliveries usually do not occur.  Contracts are generally  terminated by entering into an  offsetting  transaction.  When a Fund enters into a futures  transaction,  it must  deliver to the futures  commission merchant  selected by the Fund an amount  referred to as "initial  margin." This amount is  maintained  by the futures  commission  merchant in an account at the
Fund's custodian bank.  Thereafter,  a "variation  margin" may be paid by a Fund to, or drawn by the Fund from,  such account in accordance

                                                                               6

with controls set for such accounts,  depending upon changes in the price of the underlying securities subject to the futures contract.

     In  addition,  when a Fund engages in futures  transactions,  to the extent required by the SEC,  it will  maintain  with its  custodian  bank,  assets in a segregated  account to cover its  obligations  with  respect to such  contracts, which  assets  will  consist of cash,  cash  equivalents  or high  quality  debt securities  from its portfolio in an amount equal to the difference  between the fluctuating  market value of such futures  contracts and the aggregate  value of the margin payments made by a Fund with respect to such futures contracts.

     Each Fund may enter into such  futures  contracts  to protect  against  the adverse affects of  fluctuations  in interest or foreign  exchange rates without actually buying or selling the securities or foreign currency.  For example,  if interest  rates are  expected  to  increase,  a Fund might  enter  into  futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase,  the value of the debt  securities in the portfolio would decline,  but the value of the futures  contracts to a Fund would increase at approximately the same rate,  thereby keeping the net asset value of the Fund from  declining  as much  as it  otherwise  would  have.  Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in  anticipation  of subsequent  purchases of securities at higher prices.
Since the  fluctuations in the value of futures  contracts  should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt  securities  without  actually  buying  them  until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     With  respect to options  on  futures  contracts,  when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures  contract is similar in some respects to the purchase of a call option on an individual  security.  Depending on the pricing of the option  compared to either the price of the futures contract upon which it is based, or the price of the underlying debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt  securities.  As with the purchase of futures  contracts,  when a Fund is not fully  invested,  it may purchase a call option on a futures  contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures  contract  constitutes  a partial hedge against the declining  price of the security or foreign  currency which is deliverable upon exercise of the futures  contract.  If the futures price at the expiration  of the option is below the  exercise  price,  a Fund will retain the full amount of the option  premium  which  provides a partial  hedge against any decline that may have occurred in the Fund's portfolio holdings.  The writing of a put option on a futures  contract  constitutes  a partial  hedge  against  the increasing  price of the security or foreign  currency which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is higher than the exercise  price,  the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     If a put or call  option a Fund has  written  is  exercised,  the Fund will incur a loss which will be  reduced  by the amount of the  premium it  receives.
Depending  on the  degree of  correlation  between  changes  in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses  from  existing  options on futures  may, to some  extent,  be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures  contract  is similar in some  respects  to the  purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge the Fund's  portfolio  against the risk of rising interest rates.

     To the extent that interest rates move in an unexpected  direction,  a Fund may not achieve the  anticipated  benefits  of futures  contracts  or options on futures  contracts  or may  realize  a loss.  For  example,  if a Fund is hedged against the  possibility of an increase in interest rates which would  adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its  securities  which it has  because  it will  have  offsetting  losses in its futures position. In addition, in such situations,  if the Fund had insufficient cash,  it may be required to sell  securities  from its  portfolio to meet daily variation  margin

                                                                               7

requirements.  Such sales of  securities  may, but will not  necessarily,  be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

     Further,  with respect to options on futures contracts,  a Fund may seek to close out an option  position  by  writing  or  buying  an  offsetting  position covering the same  securities or contracts and have the same exercise  price and expiration  date.  The ability to establish  and close out  positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Investment Company Securities
     Any  investments  that  a Fund  makes  in  either  closed-end  or  open-end investment  companies  will be limited by the 1940 Act,  and would  involve that
Fund's pro rata payment of a portion of the expenses,  including  advisory fees, of such other investment companies.  Under the 1940 Act's limitations,  the Fund may not (1) own more than 3% of the voting stock of another investment  company;
(2)  invest  more than 5% of the  Fund's  total  assets in the shares of any one investment  company;  nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Non-Traditional Equity Securities
     Delaware  Emerging  Markets  Fund and  Delaware  Global Value Fund may each invest in convertible preferred stocks that offer enhanced yield features,  such as Preferred Equity  Redemption  Cumulative  Stock  ("PERCS"),  which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is  available on a company's  common  stock.  A PERCS is a preferred  stock which  generally  features a  mandatory  conversion  date,  as well as a capital appreciation  limit which is usually  expressed in terms of a stated price. Upon the conversion  date,  most PERCS convert into common stock of the issuer (PERCS
are  generally  not  convertible  into  cash  at  maturity).   Under  a  typical
arrangement,  if after a predetermined number of years the issuer's common stock is trading at a price below that set by the  capital  appreciation  limit,  each
PERCS would  convert to one share of common  stock.  If,  however,  the issuer's common  stock is trading at a price above that set by the  capital  appreciation limit,  the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market  price of the  issuer's  common  stock.  PERCS can be called at any time prior to maturity,  and hence do not provide call protection.
However,  if called  early,  the issuer may pay a call  premium  over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     The Funds may also invest in other enhanced convertible  securities.  These
include  but  are  not  limited  to  ACES   (Automatically   Convertible  Equity
Securities),  PEPS  (Participating  Equity Preferred  Stock),  PRIDES (Preferred
Redeemable  Increased  Dividend Equity  Securities),  SAILS (Stock  Appreciation
Income Linked  Securities),  TECONS (Term  Convertible  Notes),  QICS (Quarterly
Income   Cumulative   Securities)  and  DECS  (Dividend   Enhanced   Convertible
Securities).  ACES, PEPS,  PRIDES,  SAILS,  TECONS,  QICS, and DECS all have the following features: they are company-issued  convertible preferred stock; unlike
PERCS, they do not have capital  appreciation  limits;  they seek to provide the investor  with high  current  income,  with  some  prospect  of  future  capital appreciation; they are typically issued with three to four-year maturities; they typically  have some built-in call  protection for the first two to three years;
investors have the right to convert them into shares of common stock at a preset conversion  ratio or hold them  until  maturity;  and upon  maturity,  they will automatically  convert to either cash or a specified  number of shares of common stock.

Options
     Each Fund may  purchase  call  options or purchase put options and will not engage in option strategies for speculative purposes.

     Each  Fund  may  invest  in  options  that are  either  listed  on U.S.  or
recognized    foreign    exchanges   or   traded    over-the-counter.    Certain
over-the-counter  options may be illiquid. Thus, it may not be possible to close options  positions  and this may have an adverse  impact on a Fund's  ability to effectively hedge its securities. A Fund will

                                                                               8

not,  however,  invest more than 15% (or, in the case of Delaware  International
Value Equity Fund, 10%) of its assets in illiquid securities.

     Purchasing Call Options:  Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets.

     When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the  option,  the Fund  obtains  the right to buy the  security underlying the option at a specified  exercise price at any time during the term of the option.  The writer of the call  option,  who  receives  the premium upon writing the option, has the obligation,  upon exercise of the option, to deliver the underlying  security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio  characteristics  and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     A Fund may, following the purchase of a call option, liquidate its position by  effecting a closing sale  transaction.  This is  accomplished  by selling an option  of the same  series  as the  option  previously  purchased.  A Fund will realize a profit from a closing sale  transaction  if the price  received on the transaction  is more than the premium paid to purchase the original call option;
a Fund will realize a loss from a closing sale transaction if the price received on the  transaction  is less than the premium paid to purchase the original call option.

     Although a Fund will  generally  purchase only those call options for which there appears to be an active  secondary  market,  there is no assurance  that a liquid secondary market on an Exchange will exist for any particular  option, or at any particular  time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing  transactions in  particular  options,  with the result that a Fund would have to exercise its options in order to realize  any profit and would  incur  brokerage  commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased by a Fund may expire without any value to the Fund.

     Purchasing  Put Options:  Each Fund may invest up to 2% of its total assets in the purchase of put options.  A Fund will, at all times during which it holds a put option, own the security covered by such option.

     A put  option  purchased  by a Fund  gives it the  right to sell one of its securities  for an agreed price up to an agreed date. A Fund intends to purchase put  options  in order to protect  against a decline in the market  value of the underlying  security  below the  exercise  price less the  premium  paid for the option  ("protective  puts").  The ability to purchase  put options will allow a
Fund to protect  unrealized  gain in an  appreciated  security in its  portfolio without actually selling the security. If the security does not drop in value, a
Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities  underlying such option.  Such sale will  result in a net gain or loss  depending  on whether the amount  received  on the  sale is  more  or less  than  the  premium  and  other transaction costs paid on the put option which is sold.

     A Fund may sell a put option purchased on individual portfolio  securities.
Additionally,  a Fund may enter into closing sale  transactions.  A closing sale transaction  is one in which a Fund,  when it is the  holder  of an  outstanding option,  liquidates  its position by selling an option of the same series as the option previously purchased.

Options on Foreign Currencies
     Each Fund may purchase and write options on foreign  currencies for hedging purposes  in a manner  similar  to that in which  futures  contracts  on foreign currencies,  or forward contracts,  will be utilized.  For example, a decline in the  dollar  value of a  foreign  currency  in which  portfolio  securities  are denominated will reduce the dollar value of such securities, even if their value in the foreign  currency  remains  constant.  In order to protect  against  such diminutions  in the  value of  portfolio  securities,  a Fund may  purchase  put options on the foreign  currency.  If the value of the currency does decline,  a
Fund will have the right to sell such currency for a fixed amount in dollars and will thereby  offset,  in whole or in part,  the adverse effect on its portfolio which otherwise would have resulted.

                                                                               9

     Conversely,  where  a rise in the  dollar  value  of a  currency  in  which securities to be acquired are denominated is projected,  thereby  increasing the cost of such securities,  a Fund may purchase call options thereon. The purchase of such options could  offset,  at least  partially,  the effects of the adverse movement in exchange rates.  As in the case of other types of options,  however, the benefit to a Fund deriving from purchases of foreign  currency  options will be  reduced by the amount of the  premium  and  related  transaction  costs.  In addition,  where currency  exchange rates do not move in the direction or to the extent  anticipated,  a Fund could  sustain  losses on  transactions  in foreign currency  options  which  would  require  it to forego a  portion  or all of the benefits of advantageous changes in such rates.

     A Fund may  write  options  on  foreign  currencies  for the same  types of hedging purposes.  For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated  securities due to adverse fluctuations in exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the relevant currency. If the expected decline occurs, the option will most  likely not be  exercised,  and the  diminution  in the value of  portfolio securities will be offset by the amount of the premium received.

     Similarly,  instead  of  purchasing  a call  option  to  hedge  against  an anticipated  increase in the dollar cost of  securities  to be acquired,  a Fund could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will  expire  unexercised  and  allow a Fund to  hedge  such increased cost up to the amount of the premium. As in the case of other types of options,  however, the writing of a foreign currency option will constitute only a partial  hedge up to the amount of the premium,  and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the
Fund would be required to  purchase  or sell the  underlying  currency at a loss which may not be offset by the amount of the  premium.  Through  the  writing of options on foreign  currencies,  a Fund also may be  required to forego all or a portion of the benefit which might  otherwise  have been obtained from favorable movements in exchange rates.

     Each Fund intends to write  covered call options on foreign  currencies.  A call option  written on a foreign  currency by a Fund is  "covered"  if the Fund owns the underlying  foreign currency covered by the call or has an absolute and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration (or for additional cash consideration held in a segregated account by the custodian  bank) upon  conversion  or exchange of other foreign  currency held in its  portfolio.  A call option is also covered if the Fund has a call on the same foreign  currency and in the same principal  amount as the call written where  the  exercise  price  of the call  held (a) is equal to or less  than the exercise price of the call written, or (b) is greater than the exercise price of the call  written if the  difference  is  maintained  by the Fund in cash,  U.S.
government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, a Fund will establish a segregated  account with its custodian bank consisting of cash,
U.S.  government  securities or other  high-grade  liquid debt  securities in an amount  equal in value to the  amount  the  Fund  will be  required  to pay upon exercise of the put. The account will be maintained  until the put is exercised, has expired,  or the Fund has  purchased a closing put of the same series as the one previously written.

     In order to comply with the  securities  laws of one state, a Fund will not write put or call options if the aggregate  value of the  securities  underlying the  calls or  obligations  underlying  the puts  determined  as of the date the options are sold exceed 25% of the Fund's net assets.  Should  state laws change or the Trust receives a waiver of its  application for a Fund, the Funds reserve the right to increase this percentage.

Options on Stock Indices

     A stock index assigns  relative values to the common stocks included in the index  with the index  fluctuating  with  changes  in the  market  values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the

                                                                              10

underlying  index on the date of  exercise,  multiplied  by (ii) a fixed  "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make  delivery of this amount.  Gain or loss to a Fund on transactions  in stock index options will depend on price movements in the stock market  generally (or in a particular  industry or segment of the market) rather than price movements of individual securities.

     As with  stock  options,  a Fund may  offset its  position  in stock  index options  prior to  expiration  by  entering  into a  closing  transaction  on an
Exchange or it may let the option expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard  and Poor's  500(R)Composite  Stock  Price Index ("S&P 500") or the New
York Stock  Exchange  Composite  Index,  or a narrower  market index such as the
Standard & Poor's 100 Index ("S&P  100").  Indices are also based on an industry or  market  segment  such as the AMEX  Oil and Gas  Index  or the  Computer  and
Business  Equipment  Index.  Options on stock  indices are  currently  traded on domestic  exchanges  such as: The Chicago Board Options  Exchange,  the New York
Stock Exchange and American Stock Exchange as well as on foreign exchanges.

     A Fund's  ability to hedge  effectively  all or a portion of its securities through  transactions in options on stock indices depends on the degree to which price  movements in the underlying  index  correlate with price movements in the
Fund's  portfolio  securities.  Since a Fund's  portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently,  a Fund bears the risk that the prices of the  securities  being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative  correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

     Positions  in stock  index  options  may be closed out only on an  Exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions could have an adverse impact on a Fund's ability  effectively to hedge its securities.  A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     A Fund will not engage in  transactions  in options  on stock  indices  for speculative  purposes  but only to  protect  appreciation  attained  and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
     Each Fund may loan up to 25% of its assets to qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     It is the  understanding  of the Manager  that the staff of the SEC permits portfolio lending by registered  investment  companies if certain conditions are met.  These  conditions  are as  follows:  1) each  transaction  must  have 100%
collateral  in the form of  cash,  short-term  U.S.  government  securities,  or irrevocable  letters of credit payable by banks acceptable to the Funds from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase,  the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time;  4) the  Fund  must  receive  reasonable  interest  on any  loan,  and any dividends,  interest  or other  distributions  on the lent  securities,  and any increase in the market value of such securities;  5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower;  however, if the Trustees of the Trust know that a material event will occur affecting an investment  loan, they must either terminate  the  loan in order to vote  the  proxy or enter  into an  alternative arrangement with the borrower to enable the trustees to vote the proxy.

                                                                              11

     The  major  risk to  which a Fund  would be  exposed  on a  portfolio  loan transaction  is the risk that the borrower  would go bankrupt at a time when the value of the security  goes up.  Therefore,  each Fund will only enter into loan arrangements  after a review of all  pertinent  facts by the Manager,  under the supervision  of the Board of Trustees,  including  the  creditworthiness  of the borrowing broker, dealer or institution and then only if the consideration to be received  from such  loans  would  justify  the risk.  Creditworthiness  will be monitored on an ongoing basis by the Manager.

Real Estate Investment Trusts (REITs)
     The Funds'  investments  in REITs  present  certain  further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying  property owned by the REITs, while mortgage REITs may be affected by the quality of any credit  extended.  REITs are dependent on management  skills, are not diversified,  and are subject to the risks of financing projects.  REITs whose underlying assets include U.S.  long-term health care properties,  such as nursing,  retirement and assisted living homes,  may be impacted by U.S. federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks -
when  interest  rates  decline,  the value of a REIT's  investment in fixed rate obligations can be expected to rise.  Conversely,  when interest rates rise, the value of a REIT's  investment  in fixed  rate  obligations  can be  expected  to decline.  In contrast,  as interest rates on adjustable  rate mortgage loans are reset periodically,  yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates,  causing the value of such investments to fluctuate less  dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial  resources,  may trade less frequently and in a  limited  volume,  and may be  subject  to more  abrupt  or  erratic  price movements than other securities.

Repurchase Agreements
     While  each Fund is  permitted  to do so, it  normally  does not  invest in repurchase agreements, except to invest cash balances.

     The funds in the Delaware Investments family (each a "Delaware  Investments
Fund" and  collectively,  the  "Delaware  Investments  Funds") have  obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d)
of the 1940 Act to allow certain  Delaware  Investments  Funds jointly to invest cash  balances.  Each  Fund  may  invest  cash  balances  in a joint  repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

     A repurchase  agreement is a short-term  investment  by which the purchaser acquires  ownership of a debt security and the seller  agrees to repurchase  the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security,  the loss to a Fund, if any, would be the difference  between the  repurchase  price and the market value of the security.
Each Fund will limit its investments in repurchase agreements to those which the
Manager  determines  to  present  minimal  credit  risks  and  which are of high quality.  In  addition,  a Fund must  have  collateral  of at least  102% of the repurchase price,  including the portion  representing a Fund's yield under such agreements which is monitored on a daily basis.

Rule 144A Securities
     The  Funds may  invest in  restricted  securities,  including  unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule
144A Securities")  under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

     Investing in Rule 144A  Securities  could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified  institutional buyers become,  for a time,  uninterested  in purchasing  these  securities.  After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the

                                                                              12

liquidity  of that  security  to ensure that a Fund has no more than 15% (or, in the case of Delaware  International Value Equity Fund, 10%) of its net assets in illiquid securities.

Russian Securities
     Delaware  Emerging  Markets Fund may invest to a limited  degree in Russian
Securities.  Investing in Russian  companies  involves a high degree of risk and special  considerations  not  typically  associated  with  investing in the U.S.
securities  markets,  and should be considered  highly  speculative.  Such risks include: (1) delays in settling portfolio  transactions and risk of loss arising out of Russia's system of share  registration and custody;  (2) the risk that it may be impossible  or more  difficult  than in other  countries to obtain and/or enforce a judgment;  (3)  pervasiveness  of corruption  and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments;  (5) higher rates of inflation (including the risk of social unrest  associated with periods of  hyper-inflation);  (6) controls on foreign  investment  and  local  practices  disfavoring  foreign  investors  and limitations on repatriation of invested capital,  profits and dividends,  and on the Fund's ability to exchange local currencies for U.S.  dollars;  (7) the risk that the  government  of Russia or other  executive  or  legislative  bodies may decide not to continue to support the economic reform programs implemented since the  dissolution  of the  Soviet  Union and  could  follow  radically  different political  and/or  economic  policies to the detriment of  investors,  including non-market-oriented  policies  such as the support of certain  industries at the expense of other  sectors or  investors,  or a return to the  centrally  planned economy that  existed  prior to the  dissolution  of the Soviet  Union;  (8) the
financial   condition  of  Russian   companies,   including   large  amounts  of
inter-company  debt which may create a payments crisis on a national scale;  (9)
dependency on exports and the corresponding  importance of international  trade;
(10) the risk that the  Russian  tax  system  will not be  reformed  to  prevent
inconsistent,   retroactive  and/or  exorbitant  taxation;   and  (11)  possible
difficulty in identifying a purchaser of securities  held by the Fund due to the underdeveloped nature of the securities markets.

     There is little historical data on Russian  securities markets because they are relatively new and a substantial  proportion of securities  transactions  in
Russia  are  privately  negotiated  outside of stock  exchanges.  Because of the recent formation of the securities markets as well as the  underdeveloped  state
of  the  banking  and  telecommunications  systems,  settlement,   clearing  and
registration  of  securities  transactions  are  subject to  significant  risks.
Ownership of shares (except where shares are held through depositories that meet the  requirements  of the 1940  Act) is  defined  according  to  entries  in the company's share register and normally evidenced by extracts from the register or by formal share certificates.  However,  there is no central registration system for shareholders and these services are carried out by the companies  themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective  state  supervision and it is possible for the Fund to lose its registration through fraud,  negligence or even mere oversight. In addition, while applicable  Russian  regulations impose liability on registrars for losses resulting  from their  errors,  it may be difficult  for the Fund to enforce any rights it may have  against the  registrar  or issuer of the  securities  in the event of loss of share  registration.  Furthermore,  although  a Russian  public enterprise with more than 1,000  shareholders is required by law to contract out the maintenance of its shareholder  register to an independent entity that meets certain  criteria,  in practice  this  regulation  has not always been  strictly enforced.  Because of this lack of independence,  management of a company may be able to  exert  considerable  influence  over  who can  purchase  and  sell  the company's  shares by  illegally  instructing  the  registrar to refuse to record transactions  in the share  register.  This  practice  may prevent the Fund from investing in the securities of certain Russian  companies deemed suitable by the
Investment  Manager.  Further,  this  also  could  cause a delay  in the sale of
Russian  company  securities  by the Fund if a  potential  purchaser  is  deemed unsuitable, which may expose the Fund to potential loss on the investment.

U.S. Government Securities
     Although not a principal  strategy for the Funds,  for temporary  defensive purposes,  the Funds may invest in high quality debt  instruments  issued by the
U.S. government,  its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies.

Zero-Coupon Securities
     Each Fund may also invest in zero-coupon bonds.  Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic  payments of interest before  maturity or a specific  date when the  securities  begin paying  current interest.  Therefore,  they are issued and traded at a discount  from their face amounts or par value.

                                                                              13

The market prices of zero-coupon securities are generally more volatile than the market prices of  securities  that pay interest  periodically  and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law  requires  that a holder of a  taxable  zero-coupon  security  report as income each year the portion of the  original  issue  discount of such  security that  accrues  that year,  even though the holder  receives no cash  payments of interest  during the year.  The Fund has  qualified  as a  regulated  investment company  under the Code.  Accordingly,  during  periods when a Fund  receives no interest payments on its zero-coupon  securities,  it will be required, in order to maintain its desired tax  treatment,  to distribute  cash  approximating  the income  attributable to such securities.  Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Special Risk Considerations
     Foreign Securities Risks. Each Fund has the right to purchase securities in any developed,  underdeveloped  or emerging  country.  Investors should consider carefully the  substantial  risks involved in investing in securities  issued by companies and governments of foreign nations. These risks are in addition to the usual risks  inherent  in  domestic  investments.  There is the  possibility  of expropriation,  nationalization  or  confiscatory  taxation,  taxation of income earned in foreign  nations or other taxes imposed with respect to investments in foreign nations,  foreign exchange control (which may include  suspension of the ability  to  transfer  currency  from  a  given  country),  default  in  foreign
government   securities,   political  or  social   instability   or   diplomatic
developments  which could affect  investments  in securities of issuers in those nations.

     In  addition,  in many  countries,  there is  substantially  less  publicly available information about issuers than is available in reports about companies in the United States.  Foreign companies are not subject to uniform  accounting,
auditing  and  financial  reporting   standards,   and  auditing  practices  and
requirements  may  not be  comparable  to  those  applicable  to  United  States companies.  In  particular,  the assets and profits  appearing on the  financial statements  of a  developing  or  emerging  country  issuer may not  reflect its financial  position or results of  operations in the way they would be reflected had the financial statements been prepared in accordance with the United States'
generally  accepted  accounting  principles.  Also,  for an  issuer  that  keeps accounting records in local currency, inflation accounting rules may require for both tax and  accounting  purposes,  that  certain  assets  and  liabilities  be restated on the  issuer's  balance  sheet in order to express  items in terms of currency or constant  purchasing  power.  Inflation  accounting  may  indirectly generate  losses or  profits.  Consequently,  financial  data may be  materially affected by restatements  for inflation and may not accurately  reflect the real condition of those issuers and securities markets.

     Further,  a Fund may  encounter  difficulty  or be unable  to pursue  legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States,  are likely to be higher.  Further,  the settlement  period of securities  transactions  in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries,  there is less government  supervision and regulation of business and industry practices,  stock exchanges,  brokers and listed companies than in the United  States,  and capital  requirements  for brokerage  firms are generally  lower.  The foreign  securities  markets of many of the  countries in which a Fund may invest may also be smaller,  less liquid and subject to greater price volatility than those in the United States.

     Emerging Markets Securities Risks.  Compared to the United States and other developed  countries,  emerging  countries may have volatile social  conditions, relatively unstable governments and political systems, economies based on only a few industries  and economic  structures  that are less diverse and mature,  and securities markets that trade a small number of securities,  which can result in a low or nonexistent volume of trading.  Prices in these securities markets tend to be volatile  and, in the past,  securities  in these  countries  have offered greater  potential  for  gain (as well as loss)  than  securities  of  companies located in developed countries.  Until recently,  there has been an absence of a
capital  market  structure  or  market-oriented   economy  in  certain  emerging
countries.  Further,  investments and  opportunities  for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging  countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners,  limits on the types of companies in which  foreigners  may invest and  prohibitions  on foreign  investments  in issuers or  industries  deemed  sensitive  to  national interests.

                                                                              14

Additional  restrictions  may be imposed at any time by these or other countries in which a Fund invests.  Also, the  repatriation of both investment  income and capital from  several  foreign  countries is  restricted  and  controlled  under certain regulations, including, in some cases, the need for certain governmental consents.  Although these  restrictions may in the future make it undesirable to invest in  emerging  countries,  the Manager  does not believe  that any current repatriation restrictions would affect its decision to invest in such countries.
Countries  such as  those  in which a Fund  may  invest,  and in which  Delaware
Emerging Markets Fund will primarily invest,  have historically  experienced and may continue to  experience,  substantial,  and in some periods  extremely  high
rates  of  inflation  for  many  years,  high  interest  rates,   exchange  rate
fluctuations or currency  depreciation,  large amounts of external debt, balance of payments and trade  difficulties and extreme poverty and unemployment.  Other factors which may influence the ability or  willingness to service debt include, but are not limited to, a country's cash flow  situation,  the  availability  of sufficient  foreign  exchange on the date a payment is due, the relative size of its debt  service  burden to the  economy as a whole,  its  government's  policy towards the International  Monetary Fund, the World Bank and other international agencies  and the  political  constraints  to which a  government  debtor may be subject. Under normal circumstances,  Delaware Emerging Markets Fund will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating  income in at least  three  different  countries  which  are  considered  to  be  emerging  or developing.

     Foreign  Government  Securities  Risks.  With respect to investment in debt
issues  of  foreign  governments,   the  ability  of  a  foreign  government  or
government-related  issuer to make timely and ultimate  payments on its external debt  obligations  will also be strongly  influenced by the issuer's  balance of payments,  including export performance, its access to international credits and investments,  fluctuations  in  interest  rates and the  extent  of its  foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international  prices of these  commodities or imports.  To the extent that a country receives  payment for its exports in currencies other than dollars,  its ability  to make  debt  payments  denominated  in  dollars  could  be  adversely affected. If a foreign government or  government-related  issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks
and  multilateral   organizations,   and  inflows  of  foreign  investment.  The
commitment on the part of these foreign governments,  multilateral organizations and others to make such  disbursements  may be conditioned  on the  government's implementation  of economic  reforms and/or economic  performance and the timely service of its  obligations.  Failure to implement  such  reforms,  achieve such levels of economic  performance  or repay  principal  or  interest  when due may curtail the  willingness of such third parties to lend funds,  which may further impair the  issuer's  ability or  willingness  to service  its debts in a timely manner.  The cost of servicing  external  debt will also  generally be adversely affected by rising  international  interest  rates  because many  external  debt obligations  bear interest at rates which are adjusted based upon  international interest  rates.  The ability to service  external  debt will also depend on the level of the  relevant  government's  international  currency  reserves  and its access to foreign  exchange.  Currency  devaluations may affect the ability of a government issuer to obtain sufficient  foreign exchange to service its external debt.

     As a result of the foregoing,  a foreign governmental issuer may default on its  obligations.  If such a default occurs,  a Fund may have limited  effective legal  recourse  against the issuer  and/or  guarantor.  Remedies  must, in some cases, be pursued in the courts of the defaulting party itself,  and the ability of the holder of foreign  government and  government-related  debt securities to obtain recourse may be subject to the political climate in the relevant country.
In addition,  no assurance can be given that the holders of commercial bank debt will not  contest  payments  to the  holders  of other  foreign  government  and government-related  debt  obligations  in  the  event  of  default  under  their commercial bank loan agreements.

     Among the  foreign  government  and  government  related  issuers  in which
Delaware  Emerging  Markets Fund may invest are certain  high-yield  securities, including  so-called  Brady  Bonds.  The issuers of the foreign  government  and government-related  high-yield  securities,  including  Brady  Bonds,  in  which
Delaware  Emerging  Markets  Fund  may  invest  have  in  the  past  experienced substantial  difficulties  in servicing their external debt  obligations,  which have led to defaults on certain  obligations  and the  restructuring  of certain indebtedness.  Restructuring  arrangements  have  included,  among other things, reducing and rescheduling  interest and principal payments by negotiating new or amended  credit  agreements  or  converting  outstanding  principal  and  unpaid interest to Brady Bonds, and obtaining

                                                                              15

new credit to finance interest  payments.  Holders of certain foreign government and government-related  high-yield securities may be requested to participate in the  restructuring  of such  obligations  and to extend  further  loans to their issuers.  There  can be no  assurance  that the Brady  Bonds  and other  foreign government  and  government-related  high-yield  securities  in  which  Delaware
Emerging  Markets  Fund may invest  will not be subject to similar  defaults  or restructuring  arrangements  which  may  adversely  affect  the  value  of  such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may  therefore  have  access  to  information  not  available  to  other  market participants.

     Brady Bonds are debt  securities  issued  under the  framework of the Brady
Plan,  an initiative  announced by former U.S.  Treasury  Secretary  Nicholas F.
Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external  indebtedness  (generally,  commercial bank debt). In restructuring its external debt under the Brady Plan  framework,  a debtor nation  negotiates with its existing bank lenders as well as multilateral institutions such as the World
Bank and the  International  Monetary Fund. The Brady Plan framework,  as it has developed,  contemplates  the  exchange of  commercial  bank debt for new issued bonds (Brady  Bonds).  The  investment  advisors  believe that economic  reforms undertaken by countries in connection  with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  Investors,  however, should recognize that the Brady Plan only sets forth  general  guiding  principles  for  economic reform and debt  reduction,  emphasizing  that solutions must be negotiated on a case-by-case  basis between  debtor  nations and their  creditors.  In addition,
Brady Bonds have been issued only recently and, accordingly,  do not have a long payment history.

     Risks Related to Additional Investment Techniques.  With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities  involved is generally not possible since the future value of such  securities in foreign  currencies will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The  projection of short-term currency strategy is highly uncertain.

     It is  impossible  to forecast the market value of portfolio  securities at the expiration of the contract.  Accordingly,  it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be  necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     Delaware  Emerging Markets Fund may invest up to 35% of its net assets,  in high-yield,  high risk foreign  fixed-income  securities.  These  securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Manager to be of equivalent  quality. No Fund will purchase securities rated lower than C by S&P or Ca by  Moody's,  or, if unrated,  considered  to be of an equivalent  quality to such  ratings  by the  Investment  Manager.  Fixed-income securities of this type are considered to be of poor standing and  predominantly speculative. Such securities are subject to a substantial degree of credit risk.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     Each Fund has adopted a policy generally  prohibiting  providing  portfolio holdings information to any person until after thirty calendar days have passed.
We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds' Web site,  www.delawareinvestments.com.  In addition, on a ten day lag, we also make  available a month-end  summary  listing of the number of each
Fund's  securities,  country and asset  allocations,  and top ten securities and sectors by percentage of holdings for each Fund.  This  information is available publicly to any and all shareholders  free of charge once posted on the Web site by calling 1-800-523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute  the Funds'  shares,  are  generally  treated  similarly  and are not provided  with  the  Funds'  portfolio  holdings  in  advance  of when  they are

                                                                              16

generally available to the public.

     Third-party  service  providers  and  affiliated  persons  of the Funds are provided  with the Funds'  portfolio  holdings  only to the extent  necessary to perform services under agreements  relating to the Funds. In accordance with the policy,  third-party service providers who receive non-public portfolio holdings information  on an  ongoing  basis are:  the  Manager's  affiliates,  the Funds'
independent registered public accounting firm, the Funds' custodian,  the Funds'
legal counsel,  the Funds' financial printer and the Funds' proxy voting service
(Institutional  Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party  rating and  ranking  organizations  and  consultants  who have signed  agreements  ("Non-Disclosure  Agreements") with the Funds or the Manager may receive portfolio holdings information more quickly than the thirty day lag.
The  Non-Disclosure  Agreements  require  that  the  receiving  entity  hold the information in the strictest  confidence and prohibit the receiving  entity from disclosing the information or trading on the information  (either in Fund shares or in shares of the Funds'  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any research or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither the Funds,  the Manager nor any affiliate  receive any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Funds' Chief Compliance Officer prior to such use.

     The Funds' Board of Trustees will be notified of any substantial  change to the foregoing  procedures.  The Board of Trustees also receives an annual report from the Trust's Chief Compliance Officer which,  among other things,  addresses the operation of the Funds'  procedures  concerning  the disclosure of portfolio holdings information.

                             MANAGEMENT OF THE TRUST

Officers and Trustees

     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware  Investments Funds. As of March 1, 2006, the Trust's  officers and Trustees owned less than 1% of the outstanding  shares of each Class of each Fund.  The Trust's  Trustees  and  principal  officers are noted below  along with their ages and their  business  experience  for the past five years.  The Trustees  serve for indefinite  terms until their  resignation, death or removal.

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Name, Address and     Position(s) Held     Length of    Principal Occupation(s)        Number of              Other
                                                                                   Portfolios in Fund     Directorships
                                                                                  Complex Overseen by    Held by Trustee/
                                                                                   Trustee/ Director       Director or
Birthdate              with the Trust     Time Served     During Past 5 Years          or Officer            Officer
------------------- --------------------- ------------- ------------------------- --------------------- -------------------
---------------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Jude T.                  Chairman,         5 Years -    Mr. Driscoll has served            87                  None
Driscoll(2)           President, Chief     Executive      in various executive
2005 Market Street   Executive Officer      Officer     capacities at different
Philadelphia, PA        and Trustee                        times at Delaware
19103                                      2 Years -         Investments(1)
                                            Trustee
March 10, 1963
------------------- --------------------- ------------- ------------------------- --------------------- -------------------
---------------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Thomas L. Bennett         Trustee         Since March      Private Investor -              87                  None

                                                                              17

2005 Market Street                          23, 2005     (March 2004 - Present)
Philadelphia, PA
19103                                                     Investment Manager -
                                                          Morgan Stanley & Co.
October 4, 1947                                          (January 1984 - March
                                                                 2004)

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
John A. Fry               Trustee           4 Years           President -                  87               Director -
2005 Market Street                                        Franklin & Marshall                            Community Health
Philadelphia, PA                                                College                                      Systems
19103                                                    (June 2002 - Present)
                                                                                                        Director - Allied
May 28, 1960                                                 Executive Vice                              Burton Security
                                                         President - University                              Holdings
                                                            of Pennsylvania
                                                        (April 1995 - June 2002)

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Anthony D. Knerr          Trustee           12 Years        Founder/Managing               87                  None
2005 Market Street                                         Director - Anthony
Philadelphia, PA                                           Knerr & Associates
19103                                                    (Strategic Consulting)
                                                            (1990 - Present)
December 7, 1938

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Lucinda S.                Trustee         Since March       Chief Investment               87                  None
Landreth                                    23, 2005           Officer -
2005 Market Street                                           Assurant, Inc.
Philadelphia, PA                                              (Insurance)
19103                                                        (2002 - 2004)

June 24, 1947
------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Ann R. Leven              Trustee           16 Years     Consultant -- National            87              Director and
2005 Market Street                                           Gallery of Art                              Audit Committee
Philadelphia, PA                                             (1994 - 1999)                                Chairperson -
19103                                                                                                      Andy Warhol
                                                                                                            Foundation
November 1, 1940
                                                                                                           Director and
                                                                                                         Audit Committee
                                                                                                             Member -
                                                                                                          Systemax Inc.

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Thomas F. Madison         Trustee           11 Years        President/Chief                87               Director -
2005 Market Street                                      Executive Officer - MLM                           Banner Health
Philadelphia, PA                                             Partners, Inc.
19103                                                       (Small Business                                 Director -
                                                        Investing & Consulting)                            Center Point
February 25, 1936                                       (January 1993 - Present)                              Energy

                                                                                                           Director and
                                                                                                         Audit Committee
                                                                                                             Member -
                                                                                                        Digital River Inc.

                                                                                                           Director and
                                                                                                         Audit Committee
                                                                                                             Member -
                                                                                                              Rimage
                                                                                                           Corporation

                                                                                                            Director -
                                                                                                             Valmont
                                                                                                         Industries, Inc.

                                                                              18

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
Janet L. Yeomans          Trustee           6 Years          Vice President                87                  None
2005 Market Street                                      (January 2003 - Present)
Philadelphia, PA                                             and Treasurer
19103                                                   (January 2006 - Present)

July 31, 1948                                             Ms. Yeomans has held
                                                           various management
                                                            positions at 3M
                                                        Corporation since 1983.

------------------- --------------------- ------------- ------------------------- --------------------- -------------------
J. Richard Zecher         Trustee         Since March          Founder -                   87              Director and
2005 Market Street                          23, 2005       Investor Analytics                            Audit Committee
Philadelphia, PA                                           (Risk Management)                                 Member -
19103                                                     (May 1999 - Present)                          Investor Analytics

July 3, 1940                                                                                               Director and
                                                                                                         Audit Committee
                                                                                                             Member -
                                                                                                          Oxigene, Inc.

                                                                                                            Director -
                                                                                                           Sutton Asset
                                                                                                            Management
------------------- --------------------- ------------- ------------------------- --------------------- -------------------

                                                                              19

--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------
Name, Address and     Position(s) Held     Length of       Principal Occupation(s)         Number of       Other Directorships
                                                                                         Portfolios in
                                                                                          Fund Complex
                                                                                          Overseen by
                                                                                       Trustee/ Director     Held by Trustee/
Birthdate              with the Trust     Time Served        During Past 5 Years           or Officer      Director or Officer
--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------
--------------------------------------------------------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------
Michael P. Bishof        Senior Vice         Chief        Mr. Bishof has served in             87                None(3)
2005 Market Street      President and      Financial    various executive capacities
Philadelphia, PA       Chief Financial      Officer         at different times at
19103                      Officer           since          Delaware Investments
                                         February 17,
August 18, 1962                              2005

--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------
David F. Connor        Vice President/       Vice         Mr. Connor has served as             87                None(3)
2005 Market Street     Deputy General      President      Vice President and Deputy
Philadelphia, PA      Counsel/Secretary      since       General Counsel at Delaware
19103                                      September       Investments since 2000
                                         21, 2000 and
December 2, 1963                           Secretary
                                             since
                                          October 25,
                                             2005

--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------
David P. O'Connor        Senior Vice      Senior Vice    Mr. O'Connor has served in            87                None(3)
2005 Market Street    President/General   President,     various executive and legal
Philadelphia, PA        Counsel/Chief       General        capacities at different
19103                   Legal Officer     Counsel and   times at Delaware Investments
                                          Chief Legal
February 21, 1966                           Officer
                                             since
                                          October 25,
                                             2005
--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------
John J. O'Connor         Senior Vice       Treasurer     Mr. O'Connor has served in            87                None(3)
2005 Market Street      President and        since      various executive capacities
Philadelphia, PA          Treasurer      February 17,       at different times at
19103                                        2005           Delaware Investments

June 16, 1957

--------------------- ------------------ -------------- ------------------------------ ------------------- ---------------------

--------------------------------------------------------------------------------------------------------------------------------

(1)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and  its  subsidiaries,  including  the  Trust's  Manager, principal underwriter and transfer agent.

(2)  Mr. Driscoll is considered to be an "Interested  Trustee"  because he is an executive officer of the Trust's Manager and principal underwriter.

(3)  Messrs.  Bishof,  Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios  of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer agent as the Trust.  Mr.  John J.  O'Connor  also serves in a similar  capacity  for
     Lincoln Variable  Insurance  Products Trust,  which has the same investment manager as the Trust.

     Following is  additional  information  regarding  investment  professionals affiliated with the Trust.

------------------------- --------------------------------------------- ----------------- ----------------------------
Name, Address and                  Position(s) Held with the             Length of Time     Principal Occupation(s)
Birthdate                                 Global Funds                       Served           During Past 5 Years
------------------------- --------------------------------------------- ----------------- ----------------------------
----------------------------------------------------------------------------------------------------------------------
Clive A. Gillmore                   Senior Portfolio Manager                15 Years         During the past five
80 Cheapside                                                                                years, Mr. Gillmore has
Third Floor                                                                                    served in various
London, England EC2V 6EE                                                                    capacities at different
                                                                                               times at Mondrian
January 14, 1960

------------------------- --------------------------------------------- ----------------- ----------------------------
Robert Akester                      Senior Portfolio Manager                9 Years          During the past five
80 Cheapside                                                                                years, Mr. Akester has
Third Floor                                                                                    served in various

                                                                              20

London, England EC2V 6EE                                                                    capacities at different
                                                                                               times at Mondrian
April 25, 1948

------------------------- --------------------------------------------- ----------------- ----------------------------
Emma R.E. Lewis                     Senior Portfolio Manager                10 Years         During the past five
80 Cheapside                                                                                 years, Ms. Lewis has
Third Floor                                                                                    served in various
London, England EC2V 6EE                                                                    capacities at different
                                                                                               times at Mondrian
January 23, 1969

------------------------- --------------------------------------------- ----------------- ----------------------------
Edward A. Gray              Vice President/Senior Portfolio Manager     Less than a year     Vice President/Senior
2005 Market Street                                                                            Portfolio Manager -
Philadelphia, PA  19103                                                                       Delaware Investment
                                                                                                   Advisers
May 21, 1958                                                                                  (June 2005-Present)

                                                                                              Arborway Capital -
                                                                                                  Co-Founder
                                                                                             (January - June 2005)

                                                                                               Senior Investment
                                                                                             Professional - Thomas
                                                                                            Weisel Asset Management
                                                                                                  (2002-2005)

                                                                                               Senior Investment
                                                                                           Professional - ValueQuest
                                                                                                  (1987-2002)

------------------------- --------------------------------------------- ----------------- ----------------------------
Jordan L. Irving            Vice President/Senior Portfolio Manager          1 year          Vice President/Senior
2005 Market Street                                                                            Portfolio Manager -
Philadelphia. PA 19103                                                                        Delaware Investment
                                                                                             Advisers (a series of
December 25, 1973                                                                             Delaware Management
                                                                                                Business Trust)
                                                                                            (March 2004 - Present)

                                                                                           Vice President/Portfolio
                                                                                                   Manager -
                                                                                           Merrill Lynch Investment
                                                                                                   Managers
                                                                                            (February 1998 - March
                                                                                                     2004)

------------------------- --------------------------------------------- ----------------- ----------------------------
Anthony A. Lombardi         Vice President/Senior Portfolio Manager          1 year          Vice President/Senior
2005 Market Street                                                                            Portfolio Manager -
Philadelphia. PA 19103                                                                        Delaware Investment
                                                                                             Advisers (a series of
October 6, 1965                                                                               Delaware Management
                                                                                                Business Trust)
                                                                                            (March 2004 - Present)

                                                                                           Vice President/Portfolio
                                                                                                   Manager -
                                                                                           Merrill Lynch Investment
                                                                                                   Managers
                                                                                            (February 1998 - March
                                                                                                     2004)

------------------------- --------------------------------------------- ----------------- ----------------------------
Zoe A. Neale                      Senior Vice President/Chief           Less than a year          Senior Vice
2005 Market Street         Investment Officer - International Equity                      President/Chief Investment
Philadelphia, PA  19103                                                                     Officer - International
                                                                                                    Equity
July 8, 1963                                                                                  Delaware Investment
                                                                                             Advisers (a series of
                                                                                              Delaware Management
                                                                                                Business Trust)
                                                                                             (June 2005 - Present)

                                                                              21

                                                                                              Arborway Capital -
                                                                                                  Co-Founder
                                                                                             (January - June 2005)

                                                                                               Senior Investment
                                                                                             Professional - Thomas
                                                                                            Weisel Asset Management
                                                                                                  (2002-2005)

                                                                                               Senior Investment
                                                                                           Professional - ValueQuest
                                                                                                  (1996-2002)

------------------------- --------------------------------------------- ----------------- ----------------------------
D. Tysen Nutt, Jr.           Senior Vice President/Senior Portfolio          1 year               Senior Vice
2005 Market Street                          Manager                                       President/Senior Portfolio
Philadelphia, PA 19103                                                                             Manager -
                                                                                              Delaware Investment
January 27, 1952                                                                             Advisers (a series of
                                                                                              Delaware Management
                                                                                                Business Trust)
                                                                                            (March 2004 - Present)

                                                                                           Vice President/Portfolio
                                                                                                   Manager -
                                                                                           Merrill Lynch Investment
                                                                                                   Managers
                                                                                            (February 1998 - March
                                                                                                     2004)

------------------------- --------------------------------------------- ----------------- ----------------------------
Robert A. Vogel, Jr.        Vice President/Senior Portfolio Manager     Less than a year     Vice President/Senior
2005 Market Street                                                                            Portfolio Manager -
Philadelphia. PA 19103                                                                        Delaware Investment
                                                                                             Advisers (a series of
February 22, 1969                                                                             Delaware Management
                                                                                                Business Trust)
                                                                                            (March 2004 - Present)

                                                                                           Vice President/Portfolio
                                                                                                   Manager -
                                                                                           Merrill Lynch Investment
                                                                                                   Managers
                                                                                            (February 1998 - March
                                                                                                     2004)

------------------------- --------------------------------------------- ----------------- ----------------------------
Nigel G. May                        Senior Portfolio Manager                14 years         Mr. May has served in
80 Cheapside                                                                               various other capacities
Third Floor                                                                                  at different times at
London, England EC2V 6EE                                                                           Mondrian

September 23, 1962
------------------------- --------------------------------------------- ----------------- ----------------------------

     The following  table shows each Trustee's  ownership of shares of the Funds and of all Delaware Investments Funds as of December 31, 2005.

-------------------- --------------------------------------------------- --------------------------------------------
Name                   Dollar Range of Equity Securities in the Trust         Aggregate Dollar Range of Equity
                                                                           Securities in All Registered Investment
                                                                         Companies Overseen by Trustee in Family of
                                                                                    Investment Companies
-------------------- --------------------------------------------------- --------------------------------------------
Jude T. Driscoll                   Emerging Markets Fund                                Over $100,000
                                      $10,001-$50,000
                                 International Value Equity
                                       Over $100,000
-------------------- --------------------------------------------------- --------------------------------------------
Thomas L. Bennett                           None                                            None
-------------------- --------------------------------------------------- --------------------------------------------
John A. Fry(1)                              None                                        Over $100,000
-------------------- --------------------------------------------------- --------------------------------------------
Anthony D. Knerr                            None                                      $10,001 - $50,000
-------------------- --------------------------------------------------- --------------------------------------------
Lucinda S. Landreth           International Value Equity Fund                          $10,001-$50,000
                                         $1-$10,000

                                                                              22

-------------------- --------------------------------------------------- --------------------------------------------
Ann R. Leven                  International Value Equity Fund                           Over $100,000
                                      $50,001-$100,000
-------------------- --------------------------------------------------- --------------------------------------------
Thomas F. Madison             International Value Equity Fund                         $10,001 - $50,000
                                         $1-$10,000
-------------------- --------------------------------------------------- --------------------------------------------
Janet L. Yeomans                   Emerging Markets Fund                             $50,001 - $100,000
                                      $10,001-$50,000
-------------------- --------------------------------------------------- --------------------------------------------
J. Richard Zecher                           None                                       $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------

(1)  As of December  31,  2005,  John A. Fry held assets in a 529 Plan  account.
     Under the terms of the Plan,  a portion of the assets  held in the Plan may be  invested in the Funds.  Mr. Fry held no shares of the Funds  outside of the Plan as of December 31, 2005.

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments  Funds for which he or she serves as a Trustee or  Director  for the fiscal year ended  November  30,  2005 and an estimate of annual  benefits to be
received  upon  retirement   under  the  Delaware  Group   Retirement  Plan  for
Trustees/Director  as of November 30,  2005.  Only the Trustees of the Trust who
are not  "interested  persons"  as  defined  by the 1940  Act (the  "Independent
Trustees") receive compensation from the Funds.

                                                                              23

------------------------- -------------------------- ---------------------------- ------------------------ --------------------
                                                                                                           Total Compensation
                                                                                                                from the
                                                                                                               Investment
                                                        Pension or Retirement        Estimated Annual         Companies in
                           Aggregate Compensation     Benefits Accrued as Part         Benefits Upon            Delaware
Trustee(1,2)                   from the Trust             of Fund Expenses              Retirement           Investments(3)
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Walter P. Babich                   $2,817                       None                      $80,000                $51,667
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Thomas L. Bennett                  $6,541                       None                      $80,000                $80,000
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
John H. Durham                     $1,869                       None                      $80,000                $35,033
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
John A. Fry(4)                     $9,963                       None                      $80,000               $130,022
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Anthony D. Knerr                   $9,930                       None                      $80,000               $139,525
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Lucinda S. Landreth                $7,025                       None                      $80,000                $85,200
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Ann R. Leven                       $11,099                      None                      $80,000               $152,567
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Thomas F. Madison                  $10,002                      None                      $80,000               $139,167
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
Janet L. Yeomans                   $9,296                       None                      $80,000               $130,833
------------------------- -------------------------- ---------------------------- ------------------------ --------------------
J. Richard Zecher                  $6,541                       None                      $80,000                $80,000
------------------------- -------------------------- ---------------------------- ------------------------ --------------------

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment  company in the Delaware  Investments  family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of November
     30,  2005,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in  the  Delaware  Investments  family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments family as of that date.

(2)  Walter P.  Babich and John H.  Durham  retired  from the  Trust's  Board of
     Trustees  and  each  of  the  32  investment   companies  in  the  Delaware
     Investments  family  on March  22,  2005.  Thomas L.  Bennett,  Lucinda  S.
     Landreth and J. Richard  Zecher joined the Board of  Trustees/Directors  of the 32 investment companies in the Delaware Investments family on March 23,
     2005.

(3)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment  companies in the Delaware  Investments  family, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members of the Nominating  Committee  receive  additional  compensation  of
     $1,700 for each meeting.  In addition,  the  chairpersons  of the Audit and
     Nominating  Committees  each  receive an annual  retainer of  $15,000.  The
     Lead/Coordinating   Trustee/Director  of  the  Delaware  Investments  Funds
     receives an additional retainer of $35,000.

(4)  In addition to this compensation, for the 12-month period ended on November
     30, 2005, Mr. Fry received $5,711 in  professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held four meetings during the Trust's last fiscal year.

     Nominating and Corporate  Governance  Committee:  This committee recommends
Board  members,  fills  vacancies  and  considers  the  qualifications  of Board members.  The  committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.  The committee will consider shareholder  recommendations for  nomination  to the  Board of  Trustees  only in the event  that  there is a vacancy on the Board. Shareholders who wish to submit

                                                                              24

recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee,
c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, Pennsylvania
19103. Shareholders should include appropriate information on the background and qualifications  of any  person  recommended  (e.g.,  a  resume),  as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on file  for  consideration  when  there is a  vacancy  on the  Board.  The committee  consists of the following  four  Independent  Trustees:  John A. Fry,
Chairman;  Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).
The committee held five meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

Code of Ethics
     The Trust, the Manager, the Distributor and Lincoln Financial Distributors,
Inc. (the Funds' financial intermediary wholesaler) have adopted Codes of Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act,  which govern  personal  securities  transactions.  Under the Codes of Ethics,  persons
subject  to  the  Codes  are   permitted   to  engage  in  personal   securities
transactions,  including  securities that may be purchased or held by the Funds, subject  to the  requirements  set  forth in Rule  17j-1  under the 1940 Act and certain other  procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Trust has  formally  delegated  to the  Manager and  Mondrian  (each an
"Adviser" for purposes of the  following  discussion of the Trust's proxy voting policy) the  responsibility for making all proxy voting decisions in relation to portfolio  securities  held by each  Portfolio.  If and when  proxies need to be voted on behalf of each Portfolio, an Adviser will vote such proxies pursuant to its Proxy Voting  Policies and Procedures (the  "Procedures").  Each Adviser has
established a Proxy Voting Committee (the "Committee"), which is responsible for overseeing  the Adviser's  proxy voting process for each  Portfolio.  One of the main  responsibilities  of the Committee is to review and approve the Procedures to ensure that the  Procedures  are designed to allow an Adviser to vote proxies in a manner  consistent  with the goal of voting in the best  interests  of each
Portfolio.

     In order to facilitate the actual process of voting  proxies,  each Adviser has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of each Portfolio and vote proxies  generally in accordance with the  Procedures.  The Committee is responsible  for overseeing  ISS's proxy voting activities.  If a proxy has been voted for a Portfolio, ISS will create a record of the vote. Information (if any) regarding how a Portfolio voted proxies relating to portfolio  securities  during the most  recently  reported  12-month period ended June 30 is available without charge (i) through the Trust's website at www.delawareinvestments.com; and (ii) on the SEC's website at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining  how proxy issues should be voted.  However,  an
Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines  (the  "Guidelines"),  and an Adviser will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Portfolio.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote proxies on behalf of a Portfolio.  Some examples of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with

                                                                              25

respect to management compensation plans are determined on a case-by-case basis;
and (vii)  generally  vote for reports on the level of greenhouse  gas emissions from the company's operations and products.

     Because the Trust has delegated proxy voting to the Adviser, each Portfolio is not expected to encounter  any conflict of interest  issues  regarding  proxy voting and therefore does not have procedures regarding this matter. However, an
Adviser does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies which an Adviser receives on behalf of each
Portfolio are voted by ISS in accordance with the Procedures. Because almost all
Portfolio proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for an Adviser to make an actual determination of how to  vote a  particular  proxy,  thereby  largely  eliminating  conflicts  of interest for the Adviser  during the proxy voting  process.  In the very limited instances  where an  Adviser is  considering  voting a proxy  contrary  to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the
Adviser.  If a member of the  Committee  has actual  knowledge  of a conflict of interest,  the Committee will normally use another independent third party to do
additional   research  on  the  particular  proxy  issue  in  order  to  make  a recommendation  to the Committee on how to vote the proxy in the best  interests of the Portfolio.  The Committee will then review the proxy voting materials and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of the Portfolio.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes   investment   management  services  to  the  Funds,  subject  to  the
supervision  and  direction of the Trust's  Board of Trustees.  The Manager also provides investment management services to all of the other Delaware Investments
Funds.  Affiliates of the Manager also manage other investment  accounts.  While investment  decisions  for the Funds are made  independently  from  those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment  decisions for the Funds. The Manager pays the salaries of all Trustees,  officers and  employees  who are  affiliated with both the Manager and the Trust.

     The Manager and its predecessors  have been managing  Delaware  Investments
Funds since 1938. As of December 31, 2005, the Manager and its affiliates within
Delaware Investments were managing in the aggregate in excess of $110 billion in assets in various  institutional or separately  managed,  investment company and insurance  accounts.  The  Manager is a series of Delaware  Management  Business
Trust,  which is an indirect,  wholly owned  subsidiary  of Delaware  Management
Holdings,  Inc.  ("DMH").  DMH is an  indirect  subsidiary,  and  subject to the ultimate control, of Lincoln National  Corporation  ("Lincoln").  Lincoln,  with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations  in  many  aspects  of the  financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its  subsidiaries.  The  Manager  and its  affiliates  own the  name
"Delaware Group." Under certain circumstances,  including the termination of the
Trust's advisory relationship with the Manager or its distribution  relationship with the  Distributor,  the Manager and its affiliates  could cause the Trust to remove the words "Delaware Group" from its name.

     Mondrian,  located at Third Floor, 80 Cheapside,  London, England EC2V 6EE,
is responsible for day-to-day  management of the Delaware Emerging Markets Fund.
The Manager supervises  Mondrian's  performance and management services provided to the Fund subject to the  supervision  and  direction of the Trust's  Board of
Trustees.  Prior to May 1, 2006, Mondrian also will serve as the sub-advisor for the Delaware International Value Equity Fund. Effective May 1, 2006, the Manager
will become responsible for day-to-day management of the Delaware  International
Value Equity Fund and Mondrian will no longer serve as the Fund's sub-advisor.

     The Investment  Management  Agreement  between each Fund and the Manager is dated  September 24, 2005 and was approved by  shareholders  on August 30, 2004.
The Investment  Management Agreement has an initial term of two years and may be further  renewed  after  its  initial  term  only so long  as such  renewal  and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting

                                                                              26

securities of the Funds,  and only if the terms of the renewal thereof have been approved  by the vote of a  majority  of the  Trustees  of the Trust who are not parties  thereto or  interested  persons of any such party,  cast in person at a meeting  called  for the  purpose  of voting on such  approval.  The  Investment
Management  Agreement is  terminable  without  penalty on 60 days' notice by the
Trust's Board of Trustees or by the Manager. The Investment Management Agreement
will terminate automatically in the event of its assignment.

     The Sub-Advisory Agreement for the Delaware International Value Equity Fund
and Delaware  Emerging Markets Fund is dated September 24, 2004 and was approved by  shareholders on August 30, 2004. The  Sub-Advisory  Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are  specifically  approved at least annually by the  Board  of  Trustees  or by vote of a  majority  of the  outstanding  voting securities of the Funds,  and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trust's  Board of Trustees who are not parties  thereto or  interested  persons of any such party,  cast in person at a meeting  called for the  purpose of voting on such  approval.  The  Sub-Advisory
Agreement is terminable  without penalty on 60 days' notice by the Trust's Board of Trustees or by 90 days' notice by Mondrian.  The Sub-Advisory  Agreement will terminate automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreement,  the  Funds  shall pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

----------------------------------------- -------------------------------------
                                                   Management Fee Schedule
Fund                                            (annual rate as a percentage
                                                    of daily net assets)
----------------------------------------- -------------------------------------
Delaware International Value Equity Fund  0.85% on the first $500 million;
Delaware Global Value Fund                0.80% on the next $500 million;
                                          0.75% on the next $1.5 billion; and
                                          0.70% on assets in excess of $2.5
                                          billion.
----------------------------------------- -------------------------------------
Delaware Emerging Markets Fund            1.25% on the first $500 million;
                                          1.20% on the next $500 million;
                                          1.15% on the next $1.5 billion; and
                                          1.10% on assets in excess of $2.5
                                          billion.
----------------------------------------- -------------------------------------

     The  investment  management  fees  incurred for the last three fiscal years with respect to each Fund were as follows:

------------------------------- -------------------- ------------------ ------------------
Fund                            November 30, 2005    November 30, 2004  November 30, 2003

------------------------------- -------------------- ------------------ ------------------
Delaware International Value    $6,106,908 earned    $4,120,785 earned  $2,156,457 earned
 Equity Fund                    $6,106,908 paid      $4,120,785 paid    $2,156,457 paid
                                $0 waived            $-0- waived        $-0- waived
------------------------------- -------------------- ------------------ ------------------
Delaware Emerging Markets Fund  $10,256,162  earned  $1,817,847 earned  $330,017 earned
                                $10,256,162 paid     $1,588,416 paid    $157,708 paid
                                $0 waived            $229,431 waived    $172,309 waived
------------------------------- -------------------- ------------------ ------------------
Delaware Global Value Fund      $414,894 earned      $306,756 earned    $183,121 earned
                                $350,486 paid        $146,125 paid      $102,064 paid
                                $64,408 waived       $160,631 waived    $81,057 waived
------------------------------- -------------------- ------------------ ------------------

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreements and the Distributor under the Distribution Agreement,  the
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include the Funds'  proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs;  custodian expenses;  federal and state securities  registration fees; proxy costs;  and the costs of preparing  prospectuses and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,

                                                                              27

serves as the national  distributor  of the Trust's  shares under a Distribution
Agreement dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the
Fund Classes under their  respective  Rule 12b-1 Plans.  The  Distributor  is an indirect  subsidiary of DMH, and,  therefore,  of Lincoln.  The  Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for  information  on  how to  invest.  Shares  of the  Funds  are  offered  on a continuous  basis by the  Distributor  and may be purchased  through  authorized investment  dealers or directly by contacting the Distributor or the Trust.  The
Distributor  also  serves  as  national   distributor  for  the  other  Delaware
Investments  Funds.  The Board of  Trustees  annually  reviews  fees paid to the
Distributor.

     During the Funds' last three fiscal  years,  the  Distributor  received net commissions from each Fund on behalf of their  respective Class A Shares,  after re-allowances to dealers, as follows:

--------------------------------------------------------------------------
                Delaware International Value Equity Fund
                             Class A Shares
--------------------------------------------------------------------------
                         Total
Fiscal                 Amount of          Amounts              Net
Year                 Underwriting        Re-allowed        Commission
Ended                 Commissions        To Dealers        to DDLP/DDI
------------------ ------------------ ----------------- ------------------
11/30/05             $1,257,312        $1,062,378           $194,934
------------------ ------------------ ----------------- ------------------
11/30/04               $558,365          $476,284            $82,081
------------------ ------------------ ----------------- ------------------
11/30/03               $615,923          $570,448            $45,475
------------------ ------------------ ----------------- ------------------

--------------------------------------------------------------------------
                     Delaware Emerging Markets Fund
                             Class A Shares
--------------------------------------------------------------------------
                         Total
Fiscal                 Amount of          Amounts              Net
Year                 Underwriting        Re-allowed        Commission
Ended                 Commissions        to Dealers        to DDLP/DDI
------------------ ------------------ ----------------- ------------------
11/30/05             $3,345,096        $2,816,397           $528,699
------------------ ------------------ ----------------- ------------------
11/30/04               $925,835          $783,863           $141,972
------------------ ------------------ ----------------- ------------------
11/30/03               $138,981          $128,337            $10,644
------------------ ------------------ ----------------- ------------------

-------------------------------------------------------------------------
                       Delaware Global Value Fund
                             Class A Shares
-------------------------------------------------------------------------
                        Total
Fiscal                Amount of           Amounts             Net
Year                Underwriting        Re-allowed         Commission
Ended                Commissions        to Dealers        to DDLP/DDI
----------------- ------------------ ------------------ -----------------
11/30/05              $112,176            $94,038           $18,138
----------------- ------------------ ------------------ -----------------
11/30/04               $45,801            $38,598            $7,202
----------------- ------------------ ------------------ -----------------
11/30/03               $80,367             $4,858           $75,509
----------------- ------------------ ------------------ -----------------

     During  the last three  fiscal  years,  the  Distributor  received,  in the aggregate,  Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                                                                              28

--------------------------------------------------------------------------
                          Limited CDSC Payments
--------------------------------------------------------------------------
Fiscal                 Delaware          Delaware           Delaware
                    International                         International
                     Value Equity    Emerging Markets    Small Cap Value
Year                     Fund              Fund               Fund
Ended                  A Class            A Class            A Class
------------------ ----------------- ------------------ ------------------
11/30/05                    $0                 $0                 $0
------------------ ----------------- ------------------ ------------------
11/30/04                    $0                 $0                 $0
------------------ ----------------- ------------------ ------------------
11/30/03                    $0                 $0                 $0
------------------ ----------------- ------------------ ------------------

     During  the last three  fiscal  years,  the  Distributor  received,  in the aggregate, CDSC payments with respect to Class B Shares of each Fund as follows:

-----------------------------------------------------------------------
                            CDSC Payments
-----------------------------------------------------------------------
Fiscal                Delaware          Delaware          Delaware
                    International                      International
                    Value Equity        Emerging      Small Cap Value
Year                    Fund          Markets Fund          Fund
Ended                  B Class          B Class           B Class
------------------ ---------------- ----------------- -----------------
11/30/05              $87,186           $68,938           $26,324
------------------ ---------------- ----------------- -----------------
11/30/04                   $0           $16,185            $7,350
------------------ ---------------- ----------------- -----------------
11/30/03              $54,160            $8,175            $3,150
------------------ ---------------- ----------------- -----------------

     During  the last three  fiscal  years,  the  Distributor  received,  in the aggregate, CDSC payments with respect to Class C Shares of each Fund as follows:

-----------------------------------------------------------------------
                            CDSC Payments
-----------------------------------------------------------------------
Fiscal                  Delaware         Delaware         Delaware
                     International                      International
                      Value Equity       Emerging        Small Value
Year                      Fund         Markets Fund       Cap Fund
Ended                   C Class           C Class          C Class
------------------- ----------------- ---------------- ----------------
11/30/05                $21,346          $96,102           $1,032
------------------- ----------------- ---------------- ----------------
11/30/04                     $0          $20,465           $1,756
------------------- ----------------- ---------------- ----------------
11/30/03                 $5,073           $3,376              $41
------------------- ----------------- ---------------- ----------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Funds'  financial  intermediary  wholesaler  pursuant  to a Second
Amended and Restated  Financial  Intermediary  Distribution  Agreement  with the
Distributor  dated August 21, 2003.  Pursuant to such Agreement,  LFD shall: (i)
promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries  (collectively,  "Financial Intermediaries");
(ii)  create  messaging  and  packaging  for  certain  non-regulatory  sales and marketing  materials related to the Funds; and (iii) produce such non-regulatory sales and  marketing  materials  related  to the  Funds.  LFD is located at 2001
Market Street, Philadelphia,  PA 19103-7055. The rate of compensation,  which is calculated  and paid  monthly,  to LFD for the  sales of  shares  of the  retail
Delaware  Investments  Funds  (excluding  the shares of the  Delaware VIP Trust, money market  funds and house  accounts  and shares  redeemed  within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

----------------------------------------------------- ------------------------
                                                        Basis Points on Sales
----------------------------------------------------- ------------------------
Retail Mutual Funds (Class A, B and C Shares)                   0.50%
----------------------------------------------------- ------------------------
Merrill Lynch Connect Program                                   0.25%
----------------------------------------------------- ------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                 0.45%
----------------------------------------------------- ------------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International
  Value Equity Fund Class I Shares                                 0%
----------------------------------------------------- ------------------------

                                                                              29

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund  shares  of  the  retail  Delaware   Investments   Funds   outstanding  and
beneficially owned by shareholders through Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

----------------------------------------------------- ------------------------
                                                        Basis Points on Sales
----------------------------------------------------- ------------------------
Retail Mutual Funds (including shares of money
  market funds and house accounts and shares
  redeemed within 30 days of purchase)                          0.04%
----------------------------------------------------- ------------------------
Merrill Lynch Connect Program                                      0%
----------------------------------------------------- ------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                 0.04%
----------------------------------------------------- ------------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International
  Value Equity Fund Class I Shares                              0.04%
----------------------------------------------------- ------------------------

     The fees associated with LFD's services to the Funds are borne  exclusively by the Distributor and not by the Funds.

Transfer Agent
     Delaware  Service  Company,  Inc., which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia,  PA 19103-7094,  serves as the Fund's shareholder  servicing,  dividend  disbursing and transfer agent (the
"Transfer Agent") pursuant to a Shareholders  Services Agreement dated April 19,
2001. The Transfer  Agent is an indirect  subsidiary of DMH and,  therefore,  of
Lincoln.  The  Transfer  Agent  also  acts as  shareholder  servicing,  dividend disbursing and transfer agent for other Delaware Investments Funds. The Transfer
Agent is paid a fee by the Funds for providing  these services  consisting of an annual per  account  charge of $23.10  for each open and  closed  account on its records and each account held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  shareholder  and retirement  accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Each Fund has  authorized  one or more  brokers  to  accept  on its  behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be  deemed  to  have  received  a  purchase  or  redemption  order  when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

Fund Accountants
     Delaware Services Company,  Inc. also provides  accounting services to each
Fund pursuant to a separate Fund Accounting  Agreement.  Those services  include performing all functions related to calculating the Fund's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware  Investments Funds for which it provides such accounting services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Services Company,  Inc.
furnishes accounting  services.  The fees are charged to each Fund and the other
Delaware Investments Funds on an aggregate pro rata basis.

Custodian
     JPMorgan Chase Bank ("JPMorgan"),  4 Chase Metrotech Center,  Brooklyn,  NY
11245 is  custodian of the Funds'  securities  and cash.  As custodian  for each
Fund, JPMorgan maintains a separate account or accounts for each Fund; receives, holds and releases  portfolio  securities on account of each Fund;  receives and disburses money

                                                                              30

on behalf of each Fund; and collects and receives  income and other payments and distributions on account of each Fund's portfolio securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                               PORTFOLIO MANAGERS

Other Accounts Managed - The Manager
     The following chart lists certain information about types of other accounts for which each  portfolio  manager is primarily  responsible  as of November 30,
2005.

                                                                         No. of Accounts with    Total Assets in Accounts
                                                                                                    with Performance-
                               No. of Accounts  Total Assets Managed    Performance-Based Fees          Based Fees
                              ---------------- ---------------------- ------------------------- --------------------------
Gray
    Registered Investment               1          $20.8 million                  -                         -
    Companies
    Other Pooled Investment            --                -                        -                         -
    Vehicles
    Other Accounts                      5           $7,7 million                  -                         -
Irving
    Registered Investment               8           $3.2 billion                  -                         -
    Companies
    Other Pooled Investment             -                -                        -                         -
    Vehicles
    Other Accounts                     16           $1.3 billion                  -                         -
Lombardi
    Registered Investment               8           $3.2 billion                  -                         -
    Companies
    Other Pooled Investment             -                -                        -                         -
    Vehicles
    Other Accounts                     16           $1.3 billion                  -                         -
Neale
    Registered Investment               1          $20.8 million                  -                         -
    Companies
    Other Pooled Investment                              -                        -                         -
    Vehicles
    Other Accounts                      5           $7.7 million                  -                         -
Nutt
    Registered Investment               8           $3.2 billion                  -                         -
    Companies
    Other Pooled Investment             -                -                        -                         -
    Vehicles
    Other Accounts                     16           $1.3 billion                  -                         -
Vogel
    Registered Investment               8           $3.2 billion                  -                         -
    Companies
    Other Pooled Investment             -                -                        -                         -
    Vehicles
    Other Accounts                     16           $1.3 billion                  -                         -

                                                                              31

Description of Material Conflicts of Interest - The Manager
     Individual  portfolio managers may perform investment  management  services for other  accounts  similar to those  provided to the Funds and the  investment action for each account and Fund may differ.  For  example,  one account or Fund may be selling a security,  while  another  account or Fund may be purchasing or holding the same security.  As a result,  transactions  executed for one account and Fund may adversely  affect the value of securities held by another  account.
Additionally,  the  management  of multiple  accounts and Funds may give rise to potential  conflicts of interest,  as a portfolio manager must allocate time and effort to  multiple  accounts  and Funds.  A portfolio  manager may  discover an investment  opportunity  that may be suitable for more than one account or Fund.
The investment  opportunity  may be limited,  however,  so that all accounts and
Funds for which the investment would be suitable may not be able to participate.
The Manager  has adopted  procedures  designed  to allocate  investments  fairly across multiple accounts.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure - The Manager
     Each portfolio's manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     In addition, each team member is entitled to certain payments in the nature of reimbursement payable in three installments.

     Bonus:  Each named portfolio  manager is eligible to receive an annual cash bonus,  which is based upon quantitative and qualitative  factors.  Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk.  The total  amount  available  for payment of bonuses is based on the revenues associated with the products managed by the particular  portfolio management team. The amount of this "bonus pool" is determined  by  taking  a  pre-determined  percentage  of such  revenues  (minus appropriate expenses associated with this product and the investment  management team).

     Various  members  of a team have the  ability to earn a  percentage  of the bonus pool with the most senior  contributors having the largest share. The pool is allotted based on subjective  factors (50%) and objective  factors (50%). The subjective  portion  of the  pool  is  allocated  to  team  members  within  the discretion  of senior  management.  There is a minimum  guaranteed  fixed payout amount  associated  with this portion of the pool for the years ending  December
31, 2005 and December 31, 2006.

     The  allocation of the  remaining  50% of the pool is based upon  objective factors.  Performance is measured as a result of the team's standing relative to a composite of a nationally  recognized  publicly available  database,  for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile,  second quartile,  third quartile and bottom quartile.  An average is taken of the five year  relative  performance  data to determine  the multiplier  to be applied in  calculating  the  portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective"
portion of the bonus pool over the previous five years,  there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the years that follow, in the discretion of senior management.

     Individual   allocations   of  the  bonus  pool  are  based  on  individual
performance measurements, both objective and subjective, as determined by senior management.

     In addition,  there is a potential one-time value creation payment that may be allocated on or about  December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware

                                                                              32

Investments  U.S. Stock Option Plan.  This amount,  if any, would be paid out to the team under a deferred compensation arrangement.  The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

     Each named  portfolio  manager is eligible to receive an annual cash bonus.
The amount available in the bonus pool is based on the management  team's assets under  management  minus any expenses  associated  with  product and  investment management team. Certain portfolio  managers may receive a guaranteed  quarterly payment  of a portion  of this  bonus.  The  distribution  of the bonus  pool to individual team members is determined within the discretion of the Manager.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or "performance  shares",  in Lincoln.
Delaware  Investments  U.S.,  Inc.,  is  an  indirect  subsidiary  of  DMH  and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the  investment  manager in its full  discretion.  Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day,  after which time the  shareholder  may put  them  back  to the  issuer  or the  shares  may be  called  back  from  the shareholder.

     There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities - The Manager
     As of November 30, 2005,  none of the portfolio  managers  listed above had responsibility for managing any of the Funds, and they did not own any shares of the Funds as of such date.

Other Accounts Managed -- Mondrian

     The following chart lists certain information about types of other accounts for which  each  Mondrian  portfolio  manager  is  primarily  responsible  as of
November 30, 2005. This disclosure has been provided by the

                                                                              33

Mondrian.

                                                                                               Total Assets
                                                                                             in Accounts with
                               No. of       Total Assets in       No. of Accounts with      Performance-Based
                              Accounts    Accounts (millions)    Performance-Based Fees            Fee
                             ---------   --------------------   ------------------------   -------------------
Clive Gillmore
Registered Investment            9               $6,112                     0                       $0
Companies
Other pooled Investment          1               $1,470                     0                       $0
Vehicles
Other Accounts                  21`              $3,634                     0                       $0
Robert Akester
Registered Investment            8               $2,847                     0                       $0
Companies
Other pooled Investment          0                 $0                       0                       $0
Vehicles
Other Accounts                   8               $1,554                     0                       $0
Emma R.E. Lewis
Registered Investment            9               $5,032                     0                       $0
Companies
Other pooled Investment          0                 $0                       0                       $0
Vehicles
Other Accounts                   3                $873                      0                       $0
Nigel G. May
Registered Investment            7               $3,751                     0                       $0
Companies
Other pooled Investment          2                 $2                       0                       $0
Companies
Other Accounts                   20              $6,735                     1                      $359

1    As of the date of this Part B, Mr. May serves as a  portfolio  manager  for the Delaware  International  Value Equity Fund.  However,  effective May 1,
     2006, the Manager will become responsible for day-to-day  management of the
     Fund and  Mondrian  will no longer  serve as the Fund's  sub-advisor.  As a result,  Mr. May will no longer  serve as a portfolio  manager for the Fund effective May 1, 2006.

Description of Potential Material Conflicts of Interest - Mondrian

     Mondrian  acts solely as an  investment  manager and does not engage in any other business  activities.  The following is a list of some potential conflicts of  interest  that can  arise in the  course  of  normal  investment  management business activities together with a summary of Mondrian's policy in that area:

     1. Dealing in  investments  as Principal and the Provision of Seed Capital.
     Mondrian  generally  does  not  trade  for its own  account.  However,  two
     Mondrian  affiliates  have provided the seed capital to certain  investment vehicles that have been  established by Mondrian group  entities.  Mondrian serves as the investment manager to these investment vehicles.

                                                                              34

     2.  Dealing  in  investments  as agent  for more than one  party.  Mondrian addresses  the  potential  conflicts  of  interest  that arise where a firm manages  multiple  client  portfolios  through  the  operation  of  dealing policies  designed  to ensure the fair and equal  treatment  of all clients
     e.g. the allocation of aggregated trades among clients.

     3. Allocation of Investment Opportunities.  Mondrian's policy requires that investment  opportunities should be allocated among clients in an equitable manner. For equity portfolios  Mondrian makes stock selection  decisions at committee level.  Those stocks  identified as investment  opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar  mandate will be  structured  similarly  (that is, will  hold  the  same or  comparable  stocks),  and  will  exhibit  similar
     characteristics.   For  bond  portfolios   investment  decisions  are  also
     committee based, and all bond portfolios  governed by the same or a similar mandate are  structured  in the same way.  Sale and purchase  opportunities identified  at regular  investment  meetings  will be applied to portfolios across  the  board,  subject  to  the  requirements  of  individual  client mandates. Clients with performance-based fees shall be allocated investment
     opportunities   in  the   same   way  as   clients   whose   fees  are  not
     performance-based.

     4.  Allocation of Aggregated  Trades.  Mondrian's  policy requires that all allocations  must be fair  between  clients  and, to be  reasonable  in the interests of clients,  will  generally be made in proportion to the size of the original orders placed.  However where such  allocation  would create a material  adverse  effect  on a  client  an  adjustment  may be made to the allocation.  Where such  adjustment is considered  appropriate,  Mondrian's normal  policy  will be to  adopt a random  method  of  allocation  between clients achieved through an automated process.  Such allocations should not conflict  with any  instructions  a client  may  have  issued,  or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.

     5.  Soft  Dollar  Arrangements.  Mondrian  does not  have  any soft  dollar arrangements in place with brokers.

     6. Dual  Agency/Cross  Trade.  Dual Agency  (also  known as Cross  Trading)
     concerns  those  transactions  where Mondrian may act as agent for both the buyer  and  seller.  Mondrian  may from  time to time act as agent for both parties with respect to transactions in investments.  If Mondrian  proposes to act in such  capacity  the  Portfolio  Manager  will  first:  (a) obtain approval from the Chief  Compliance  Officer;  and (b) inform the client of the capacity in which Mondrian is acting.

     7. Transacting client trades with an affiliated  broker.  Mondrian does not have any affiliated brokers.

     8. Fees. Mondrian charges fees as proportion of assets under management. In a very limited number of situations,  in addition to this fee basis,  these accounts also include a performance  fee basis.  The potential  conflict of interest  arising from these fee  arrangements  is addressed by  Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally  independently of fee arrangements (see
     4. above).

     9. Employee Personal Dealings. Mondrian has arrangements in place to ensure that none of its directors,  officers or employees  effects any transaction
     on  their  own  account  which  conflicts  with  client  interests.   These
     individuals  are also  prohibited  from procuring any other person to enter into such a transaction  (except in the proper course of their employment).
     For the  purposes of  clarity,  this will  include,  but is not limited to, anyone  connected with that  individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his  property or exercise  any rights  attaching to his
     Investments.  Mondrian's  rules which govern  personal  account dealing and general ethical standards are set out in the Mondrian  Investment  Partners
     Code of Ethics.

     10.  Gifts and  Hospitality  (received).  In the normal  course of business
     Mondrian employees may receive

                                                                              35

     gifts and  hospitality  from third  parties e.g.  brokers and other service providers.  Mondrian  has a  policy  which  requires  that  all  gifts  and hospitality  received  are  reported to the Chief  Compliance  Officer (any items in excess of(pound)100 require pre-approval).

     11.  Gifts and  Hospitality  (given).  In the  normal  course  of  business
     Mondrian employees may provide gifts and hospitality to third parties.  Any such expenditure in excess of(pound)200 requires the approval of Mondrian's
     Managing Director and is reported to the Chief Compliance Officer.

     12.  Compensation.  Mondrian's  compensation  arrangements  are designed to attract and retain high calibre staff. The compensation  structure does not provide  incentives  for any member staff to favour any client (or group of clients).  Incentives (Bonus and Equity Programs) focus on the key areas of research quality,  long-term and short-term performance,  teamwork,  client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager"  based but uses a team system.  This means that Mondrian's  investment  professionals are primarily  assessed on their contribution  to the team's  effort and  results,  though with an important element  of  their  assessment  being  focused  on  the  quality  of  their individual research contribution.

     Mondrian's  Compliance  Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise.  Compliance with
Mondrian's  policies and procedures is monitored using exception  reporting,  as well as regular  review,  testing and evaluation of the  appropriateness  of the procedures.

     Any apparent  violations of the above  procedures will be investigated  and reported  to the  Chief  Compliance  Officer,  who  will  determine  any  action necessary.

     Any  material  findings  would be  reported  to senior  management  and the
Mondrian  Compliance  Committee (a  sub-committee  of the Company's  Board) and, where required, any relevant Regulator.

Compensation - Mondrian

     Mondrian  has the  following  programs  in place to retain  key  investment staff:

     Competitive  Salary.  All investment  professionals  are remunerated with a competitive base salary.

     Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers,  qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

     Equity Ownership.  Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment  professionals and other support functions)
are shareholders in the business.

     Incentives  (Bonus and Equity  Programs) focus on the key areas of research quality,  long-term and  short-term  performance,  teamwork,  client service and marketing. As an individual's ability to influence these factors depends on that individual's  position  and  seniority  within the firm,  so the  allocation  of participation in these programs will reflect this.

     At Mondrian,  the  investment  management of  particular  portfolios is not
"star  manager"  based  but  uses a team  system.  This  means  that  Mondrian's investment  professionals  are primarily  assessed on their  contribution to the team's effort and results,  though with an important element of their assessment being focused on the quality of their individual research contribution.

     Compensation  Committee.  In  determining  the amount of bonuses and equity awarded,  Mondrian's Board of Directors consults with the company's Compensation
Committee,  who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and

                                                                              36

marketing.

     Defined  Contribution  Pension Plan. All portfolio  managers are members of the Mondrian  defined  contribution  pension plan where  Mondrian pays a regular monthly contribution and the member may pay additional  voluntary  contributions if they wish. The Plan is governed by Trustees who have  responsibility  for the trust fund and payments of benefits to members.  In addition,  the Plan provides death  benefits for death in service and a spouse's or  dependant's  pension may also be payable.

Ownership of Securities -- Mondrian

     As of November 30, 2005,  the Mondrian  portfolio  managers did not own any shares of the Funds that they manage.

                         TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the
Funds  for the  purchase  or sale of  portfolio  securities  on the basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who provide best  execution for the Funds.  Best  execution  refers to many factors, including the price paid or received for a security, the commission charged, the promptness  and  reliability  of execution,  the  confidentiality  and placement accorded the order and other factors  affecting the overall benefit  obtained by the account on the transaction. A number of trades are made on a net basis where the Funds either buy  securities  directly  from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the  difference  between the buy and sell price) which is the equivalent of a  commission.  When a commission is paid, a Fund pays  reasonable  brokerage commission rates based upon the professional  knowledge of the Manager's trading department as to rates paid and charged for similar transactions  throughout the securities industry. In some instances,  a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the past  three  fiscal  years,  the  aggregate  dollar  amounts of brokerage commissions paid by the Funds were as follows:

----------------------------------------- ------------------------------------
                                                     November 30,
----------------------------------------- ------------ ----------- -----------
                                                 2005        2004        2003
----------------------------------------- ------------ ----------- -----------
Delaware International Value Equity Fund     $596,882    $306,647    $315,828
----------------------------------------- ------------ ----------- -----------
Delaware Emerging Markets Fund             $3,182,120    $988,435    $155,666
----------------------------------------- ------------ ----------- -----------
Delaware Global Value Fund                    $52,910     $29,546     $34,903
----------------------------------------- ------------ ----------- -----------

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage  and research  services.  These  services include advice,  either directly or through publications or writings,  as to the value of securities,  the  advisability  of investing in,  purchasing or selling securities,  and the  availability  of  securities  or  purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;  and providing portfolio performance evaluation and technical market  analyses.  Such services are used by the Manager in connection  with its investment  decision-making  process  with  respect  to one or  more  funds  and accounts managed by it, and may not be used, or used  exclusively,  with respect to the fund or account generating the brokerage.

     As  provided  in  the  Securities  Exchange  Act of  1934  and  the  Funds'
Investment Management Agreement,  higher commissions are permitted to be paid to
brokers/dealers   who  provide   brokerage   and  research   services   than  to
broker/dealers who do not provide such services,  if such higher commissions are deemed  reasonable  in  relation  to the

                                                                              37

value of the brokerage and research  services  provided.  Although  transactions directed to brokers/dealers who provide such brokerage and research services may result in the Funds paying higher  commissions,  the Manager  believes that such commissions  are  reasonable  in  relation  to the  value of the  brokerage  and research services provided.  In some instances,  services may be provided to the
Manager which  constitute in some part  brokerage and research  services used by the  Manager in  connection  with its  investment  decision-making  process  and constitute  in  some  part  services  used by the  Manager  in  connection  with administrative or other functions not related to its investment  decision-making process.  In such  cases,  the  Manager  will make a good  faith  allocation  of brokerage  and  research  services  and  will pay out of its own  resources  for services  used  by the  Manager  in  connection  with  administrative  or  other functions not related to its investment decision-making process. In addition, so
long  as  no  fund  is  disadvantaged,   portfolio  transactions  that  generate
commissions  or their  equivalent  are allocated to  broker/dealers  who provide daily portfolio pricing services to each Fund and to other Delaware  Investments
Funds.  Subject to best execution,  commissions  allocated to brokers  providing such pricing  services may or may not be  generated by the funds  receiving  the pricing service.

     During their last fiscal year, no portfolio  transactions of the Funds were directed to brokers for brokerage and research services.

     As of November  30,  2005,  the Funds did not own any  securities  of their regular  broker/dealers,  as defined in Rule 10b-1  under the 1940 Act,  or such broker/dealers' parents.

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order that receives  allocation  may be allocated an average price obtained from the  executing  broker.  It is  believed  that the  ability of the  accounts  to participate in volume  transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders  could  adversely  affect  the  price or volume  of the  security  that a particular  account or fund may obtain, it is the opinion of the Manager and the
Trust's Board of Trustees that the  advantages of combined  orders  outweigh the possible disadvantages of separate transactions.

     Consistent  with the  National  Association  of  Securities  Dealers,  Inc.
("NASD")  rules,  and  subject to seeking  best  execution,  the Funds may place orders with  broker/dealers  that have agreed to defray certain  expenses of the the Delaware Investments Funds, such as custodian fees.

     In 2005,  the Funds were given the  authority to begin  participation  in a commission  recapture  program.  Under the program  and subject to seeking  best execution (as described in the first  paragraph in this section),  the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the  related  brokerage  commission  to the Funds in cash.  Any such  commission rebates  will be included  in realized  gain on  securities  in the  appropriate financial  statements  of  the  Funds.  The  Manager  and  its  affiliates  have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission  recapture program  described above. In addition,  affiliates of the  administrator  act as consultants in helping  institutional clients choose investment advisors and may also  participate in other types of businesses and provide other services in the investment management industry.

                                  CAPITAL STOCK

Capitalization
     The Trust  currently  has  authorized,  and allocated to each Class of each
Fund,  an unlimited  number of shares of  beneficial  interest with no par value allocated to each Class of each Fund.  All shares are, when issued in accordance with the Trust's prospectuses, registration statement, governing instruments and applicable  law, fully paid and  non-assessable.  Shares do not have  preemptive rights.  All shares of a Fund represent an undivided  proportionate  interest in the assets of such Fund.

                                                                              38

Shares of the  Institutional  Class may not vote on any matter that  affects the
Fund  Classes'  Distribution  Plans  under Rule 12b-1.  Similarly,  as a general matter,  shareholders  of Fund Classes may vote only on matters  affecting their respective  Class,  including  the Fund Classes' Rule 12b-1 Plans that relate to the Class of shares  that they  hold.  However,  Class B Shares  may vote on any proposal to increase  materially the fees to be paid by each Fund under the Rule
12b-1 Plan  relating  to Class A Shares.  Except for the  foregoing,  each share
Class has the same voting and other rights and  preferences as the other Classes of a Fund.  General  expenses of each Fund will be allocated on a pro-rata basis to the  classes  according  to asset  size,  except  that  expenses  of the Fund
Classes' Rule 12b-1 Plans will be allocated solely to those classes.

     As of November 23, 1999,  Delaware  Group Global and  International  Funds,
Inc. changed its name to Delaware Group Global and International Funds.

     Prior to September 6, 1994, Delaware  International Value Equity Fund Class
A  was  known  as  Delaware   International   Equity  Fund  class  and  Delaware
International  Value  Equity  Fund  Institutional  Class was  known as  Delaware
International Equity Fund (Institutional) class.

     Effective as of August 16, 1999, the names of the Funds changed as follows.
Corresponding changes were also made to each of the Funds' Classes.

----------------------------------- ------------------------------------
Old name                            New name as of August 16, 1999
----------------------------------- ------------------------------------
International Equity Fund           Delaware International Equity Fund
----------------------------------- ------------------------------------
Emerging Markets Fund               Delaware Emerging Markets Fund
----------------------------------- ------------------------------------
International Small Cap Fund        Delaware International Small Cap Fund
----------------------------------- ------------------------------------

     Effective  as of June 28,  2001,  the names of the  Delaware  International
Equity  Fund and  Delaware  International  Small Cap Fund  changed  to  Delaware
International Value Equity Fund and Delaware International Small Cap Value Fund,
respectively.  Corresponding  changes  were  also  made to each of these  Fund's
Classes.  Effective as of March 30, 2006, the name of the Delaware International
Small Cap Value Fund changed to Delaware Global Value Fund.

     Class R Shares of the Fund were initially offered on June 2, 2003.

Noncumulative Voting
     The Trust's shares shares have  non-cumulative  voting rights,  which means that the holders of more than 50% of the Trust shares voting for the election of
Trustees  can elect 100% of the  Trustees  if they choose to do so, and, in such event,  the  holders  of the  remaining  shares  will not be able to  elect  any
Trustees.

                                PURCHASING SHARES

General Information

     Shares of the Funds are offered on a  continuous  basis by the  Distributor and may be  purchased  through  authorized  investment  dealers or  directly  by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if in the opinion of  management  such  rejection  is in a Fund's best  interest.  For
Delaware  International  Value Equity Fund and Delaware  Global Value Fund,  the
minimum  initial  investment  generally  is $1,000  for Class A Shares,  Class B
Shares and Class C Shares.  Subsequent  purchases of such Classes generally must be at least $100.  The initial and  subsequent  investment  minimums for Class A
Shares will be waived for  purchases by officers,  Trustees and employees of any
Delaware Investments Fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll  deduction  program.  Shares  purchased pursuant to the Uniform  Gifts to Minors Act or Uniform  Transfers to Minors Act
and shares purchased in connection with an Automatic  Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent  purchase of $25.
There are no minimum  purchase  requirements  for Class R and the  Institutional
Classes, but certain eligibility requirements must be satisfied.

                                                                              39

     Subsequent  purchases  of such  Classes of Delaware  Emerging  Markets Fund generally must be at least $100. Shares purchased  pursuant to the Uniform Gifts to Minors  Act or  Uniform  Transfers  to Minors  Act and  shares  purchased  in connection  with an Automatic  Investing Plan are subject to the minimum initial
purchase  of  $50,000  and  a  minimum  subsequent   purchase  of  $25.  Certain
eligibility  requirements  must be satisfied  for Class R and the  Institutional
Classes.

     Any class members  included in the settlement of Blanke v. Lincoln National
Corporation  and Lincoln  National Life  Insurance  Company may purchase Class A shares  of the Fund at net asset  value for a period of 90 days  after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended  Notice of Class Action,  Proposed
Settlement and Fairness Hearing.  Class members may call 800 960-0366 to receive information regarding the settlement.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  See "Investment Plans" for purchase limitations  applicable to retirement  plans.  The  Trust  will  reject  any  purchase  order for more than
$100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these  limitations  by making  cumulative  purchases over a period of time.  In doing so, an  investor  should  keep in mind,  however,  that  reduced front-end  sales  charges  apply to  investments  of  $50,000 or more in Class A
Shares,  and that Class A Shares are  subject  to lower  annual  Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  Each Fund can redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any of the Delaware Investments Funds. Each Fund reserves the right to reject  purchase  orders  paid by  third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign  financial  institution  is  accepted,  you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance  requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Each Fund  also  reserves  the  right,  upon 60 days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment may be subject to involuntary  redemption without the imposition of a
CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The  NASD  has  adopted  amendments  to  its  Conduct  Rules,  relating  to investment  company  sales  charges.  The  Trust and the  Distributor  intend to operate in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger purchases.  See the table in the Fund Classes' Prospectuses.  Class A
Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

     Class B Shares of the Funds are  purchased at NAV and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase;  (ii) 3.25% if shares are redeemed  during the second year of  purchase;  (iii) 2.75% if shares are redeemed during the third year following purchase;  (iv) 2.25% if shares are redeemed during the

                                                                              40

fourth and fifth years following purchase;  and (v) 1.50% if shares are redeemed during the sixth year and (vi) 0% thereafter. Class B Shares are also subject to annual  Rule 12b-1 Plan  expenses  which are higher  than those to which Class A
Shares are subject and are assessed against Class B Shares for eight years after purchase. See "Automatic Conversion of Class B Shares" below.

     Class C Shares are  purchased  at NAV and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are equal to those to which Class B Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a  front-end  sales  charge or CDSC.  Class R Shares are  subject to annual Rule
12b-1 Plan expenses for the life of the investment.

     Institutional  Class shares are  purchased at the NAV per share without the imposition of a front-end sales charge or CDSC or Rule 12b-1 Plan expenses.

     See "Plans Under Rule 12b-1 for the Fund Classes" and "Determining Offering
Price and Net Asset Value" below for more information.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Funds.  However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate officer of the Funds.
No charge is assessed by the Trust for any certificate  issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited  circumstances that are approved by an appropriate officer of the Funds.  In those  circumstances,  a  shareholder  may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact  the Trust for  further  information.  Investors  who hold  certificates representing  any of their  shares  may only  redeem  those  shares  by  written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares
     The alternative purchase arrangements of Class A Shares, Class B Shares and
Class C Shares permit  investors to choose the method of purchasing  shares that is most suitable for their needs given the amount of their purchase,  the length of time they  expect to hold  their  shares  and other  relevant  circumstances.
Investors should determine whether, given their particular circumstances,  it is more  advantageous to purchase Class A Shares and incur a front-end sales charge and annual  Rule 12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares,  or to  purchase  either  Class B or Class C
Shares and have the entire initial purchase amount invested in the Fund with the investment  thereafter  subject to a CDSC and annual  Rule 12b-1 Plan  expenses.
Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of  purchase.  Class B and Class C Shares  are each  subject to annual Rule 12b-1 Plan  expenses of up to a maximum of 1.00% (0.25% of which are service  fees to be paid to the  Distributor,  dealers or others  for  providing personal service and/or maintaining  shareholder  accounts) of average daily net assets of the respective  Class.  Class B Shares will  automatically  convert to
Class A Shares at the end of  approximately  eight  years  after  purchase  and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30%
of  average  daily net assets of such  shares.  Unlike  Class B Shares,  Class C
Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will diminish over time. In comparing Class B Shares to Class C Shares,

                                                                              41

investors  should  also  consider  the  duration  of the annual  Rule 12b-1 Plan expenses  to which each of the  classes is subject  and the  desirability  of an automatic conversion feature, which is available only for Class B Shares.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should  consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class
C Shares.  Investors also should consider the fact that, like Class B Shares and
Class C Shares,  Class R Shares do not have a front-end sales charge and, unlike
Class B Shares and Class C Shares,  Class R Shares are not subject to a CDSC. In
Comparing Class B Shares to Class R shares,  investors  should also consider the duration of the annual  Rule 12b-1 Plan  expenses to which each Class is subject and the desirability of an automatic  conversion feature to Class A Shares (with lower annual Rule 12b-1 Plan fees),  which is available  only for Class B Shares and does not subject the investor to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Funds,  the  Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1 Plan fees and, in the case of Class B Shares and Class C Shares,  from the proceeds of the Rule 12b-1 Plan fees and, if applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the  proceeds  of the Rule
12b-1 Plan fees.  Financial  advisors  may receive  different  compensation  for selling  Class A  Shares,  Class B  Shares,  Class C Shares  and Class R Shares.
Investors should understand that the purpose and function of the respective Rule
12b-1 Plans  (including for Class R Shares) and the CDSCs  applicable to Class B
Shares  and Class C Shares  are the same as those of the Rule 12b-1 Plan and the front-end  sales  charge  applicable  to Class A Shares  in that  such  fees and charges are used to finance the  distribution  of the  respective  Classes.  See
"Plans Under Rule 12b-1 for the Fund Classes" below.

     Dividends,  if any, paid on Class A Shares, Class B Shares, Class C Shares,
Class R Shares and  Institutional  Class Shares will be  calculated  in the same manner,  at the same  time  and on the same day and will be in the same  amount, except that the amounts of Rule 12b-1 Plan expenses  relating to Class A Shares,
Class B Shares,  Class C Shares and Class R Shares will be borne  exclusively by such shares. See "Determining Offering Price and Net Asset Value" below.

     Class A Shares :  Purchases  of  $50,000  or more of Class A Shares  at the offering  price carry reduced  front-end  sales charges as shown in the table in the Fund  Classes'  Prospectuses,  and may include a series of purchases  over a
13-month  period  under a Letter  of  Intention  signed  by the  purchaser.  See
"Special Purchase Features -- Class A Shares" below for more information on ways in which investors can avail  themselves of reduced  front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
     As described in the Fund Classes'  Prospectuses,  for initial  purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission,  purchases of Class A Shares of other Delaware  Investments Funds as to which a Limited  CDSC  applies  (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be

                                                                              42

aggregated with those of the Class A Shares of a Fund.  Financial  advisors also may be eligible for a dealer's  commission in connection with certain  purchases made  under a  Letter  of  Intention  or  pursuant  to an  investor's  Right  of
Accumulation.  Financial advisors should contact the Distributor  concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An  exchange  from other  Delaware  Investments  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
     Class B Shares and Class C Shares are purchased  without a front-end  sales charge. Class B Shares redeemed within six years of purchase may be subject to a
CDSC at the rates set forth above,  and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar  amount  subject to the CDSC.  The charge  will be  assessed on an amount  equal to the  lesser of the NAV at the time of  purchase  of the  shares being  redeemed or the NAV of those  shares at the time of  redemption.  No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a
CDSC be assessed on  redemptions  of shares  acquired  through  reinvestment  of dividends or capital gains distributions. For purposes of this formula, the "NAV at the time of purchase"  will be the NAV at purchase of Class B Shares or Class
C Shares of a Fund,  even if those  shares  are later  exchanged  for  shares of another  Delaware  Investments  Fund. In the event of an exchange of the shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares that were  acquired in the  exchange.  The Fund  Classes'  Prospectuses  include information on the instances in which the CDSC is waived.

     During the seventh year after  purchase and,  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those  shares.  At the end of  approximately  eight  years  after  purchase,  an investor's Class B Shares will be automatically converted into Class A Shares of the same  Fund.  See  "Automatic  Conversion  of  Class B  Shares"  below.  Such conversion will constitute a tax-free  exchange for federal income tax purposes.
Investors  are  reminded  that the Class A Shares into which Class B Shares will convert  are  subject to ongoing  annual  Rule  12b-1 Plan  expenses  of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first  followed  by shares  acquired  through  the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares
     Class B Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an  investor's  purchase  payment  will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class B Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 5% of the  dollar  amount  purchased.  In addition,  from time to time,  upon written  notice to all of its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor  may pay additional  compensation  to dealers or brokers for selling
Class B Shares at the time of purchase.  As discussed  below,  however,  Class B
Shares are subject to annual Rule 12b-1 Plan  expenses  and, if redeemed  within six years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the  proceeds  of the 12b-1 Plan fees makes it  possible  for a Fund to sell Class B Shares  without  deducting a front-end  sales charge at the time of purchase.

                                                                              43

     Holders of Class B Shares who  exercise the  exchange  privilege  described below  will  continue  to be  subject  to the CDSC  schedule  for Class B Shares described  in this Part B, even after the  exchange.  Such CDSC  schedule may be higher  than the CDSC  schedule  for Class B Shares  acquired as a result of the exchange. See "Redemption and Exchange" below.

Automatic Conversion of Class B Shares
     Class  B  Shares,  other  than  shares  acquired  through  reinvestment  of dividends,  held for eight years  after  purchase  are  eligible  for  automatic conversion  into  Class A Shares.  Conversions  of Class B Shares  into  Class A
Shares will occur only four times in any calendar  year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date").
If the  eighth  anniversary  after a  purchase  of  Class B  Shares  falls  on a
Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth  anniversary  occurs between  Conversion Dates, an investor's Class B
Shares will be converted  on the next  Conversion  Date after such  anniversary.
Consequently,  if a shareholder's  eighth  anniversary  falls on the day after a
Conversion  Date, that  shareholder will have to hold Class B Shares for as long as three additional  months after the eighth  anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a Fund acquired  through a reinvestment of dividends will convert to the  corresponding  Class A Shares of that Fund pro-rata with Class B
Shares of that Fund not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an  investor's  purchase  payment  will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an amount  equal to no more than 1.00% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will  continue  to be subject to the CDSC  schedule  for Class C Shares as described in this Part B. See "Redemption and Exchange" below.

Plans Under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Fund Classes of each Fund (the "Plans").  Each Plan permits the Funds to pay for certain  distribution,  promotional  and  related  expenses involved in the marketing of only the Class of shares to which the Plan applies.
The  Plans do not apply to  Institutional  Class  Shares.  Such  shares  are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of  Institutional  Class Shares.  Shareholders of
Institutional Class Shares may not vote on matters affecting the Plans.

     The Plans permit the Funds,  pursuant to their Distribution  Agreement,  to pay out of the assets of the Fund Classes  monthly fees to the  Distributor  for its services and expenses in distributing  and promoting sales of shares of such classes. These expenses include, among other things,  preparing and distributing advertisements,  sales  literature,  and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified  periods of time and paying  distribution  and maintenance fees to brokers,  dealers and others.  In connection with the promotion of shares of the
Fund Classes, the Distributor may, from time

                                                                              44

to time, pay to participate in  dealer-sponsored  seminars and conferences,  and
reimburse   dealers  for  expenses  incurred  in  connection  with  pre-approved seminars,  conferences  and  advertising.  The  Distributor  may  pay  or  allow additional  promotional  incentives  to  dealers as part of  pre-approved  sales contests and/or to dealers who provide extra training and information concerning a Fund Class and increase sales of the Fund Classes.

     In addition,  each Fund may make  payments from the Rule 12b-1 Plan fees of its respective Fund Classes  directly to others,  such as banks,  who aid in the distribution  of Fund  Class  shares or  provide  services  in respect of a Fund
Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B Shares  and Class C Shares are also used to pay the  Distributor  for advancing  the  commission  costs to dealers with respect to the initial sale of such shares.

     The maximum  aggregate fee payable by a Fund under its Plans,  and a Fund's
Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets for the year of Class A Shares,  up to 1.00%  (0.25% of which are service fees to be paid to the  Distributor,  dealers and others for providing  personal service and/or maintaining  shareholder accounts) of each of the Class B Shares'
and the Class C Shares' average daily net assets for the year and up to 0.60% of
Class R Shares'  average daily net assets for the year.  The Funds'  Distributor may reduce/waive these amounts at any time.

     Although  the  maximum fee  payable  under the Rule 12b-1 Plan  relating to
Delaware  Large Cap Value  Fund  Class A Shares  is 0.30% of  average  daily net assets of such class,  the Board of Trustees has determined that the annual fee, payable on a monthly basis,  under the Plan relating to Delaware Large Cap Value
Fund Class A Shares,  will be equal to the sum of: (i) the  amount  obtained  by multiplying 0.30% by the average daily net assets  represented by Delaware Large
Cap Value Fund Class A Shares that were or are  acquired by  shareholders  on or after May 2, 1994,  and (ii) the amount  obtained  by  multiplying  0.10% by the average daily net assets  represented  by Delaware  Large Cap Value Fund Class A
Shares  that were  acquired  before May 2, 1994.  While this is the method to be used to  calculate  the 12b-1 fees to be paid by  Delaware  Large Cap Value Fund
Class A Shares under its Plan, the fee is a Class A Shares'  expense so that all shareholders of Delaware Large Cap Value Fund Class A Shares, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate. As Class
A Shares are sold on or after May 2, 1994,  the  initial  rate of at least 0.10%
will increase over time. Thus as the proportion of Delaware Large Cap Value Fund
A Class shares  purchased on or after May 2, 1994 to outstanding  Class A Shares of  Delaware  Large Cap Value  Fund  increases,  the  expenses  attributable  to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets).

     While payments pursuant to the Plans may not exceed the foregoing  amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is  therefore  possible  that  the  Distributor  may  realize  a  profit  in any
particular  year.   However,   the  Distributor   currently   expects  that  its
distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution of shares of the Classes.  The monthly fees paid to the Distributor under  the  Plans  are  subject  to the  review  and  approval  of  the  Trust's
Independent  Trustees,  who may  reduce the fees or  terminate  the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in  excess  of the  amount  paid on behalf of the Fund
Classes  Shares would be borne by such persons  without any  reimbursement  from such Fund Classes.  Consistent with the  requirements of Rule 12b-1(h) under the
1940 Act, and subject to seeking best execution,  a Fund may, from time to time, buy or sell portfolio  securities from or to firms which receive  payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The  Plans  and the  Distribution  Agreements,  as  amended,  have all been approved  by the Board of  Trustees  of the Trust,  including  a majority of the
Independent  Trustees who have no direct or indirect  financial  interest in the
Plans  and the  Distribution  Agreements,  by a vote cast in person at a meeting duly called for the purpose of voting on

                                                                              45

the Plans and such  Agreements.  Continuation of the Plans and the  Distribution
Agreements,  as amended,  must be approved  annually by the Board of Trustees in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable  likelihood of each Plan  providing a benefit to its  respective
Fund  Class.  The Plans and the  Distribution  Agreements,  as  amended,  may be terminated  with  respect  to a Fund  Class at any  time  without  penalty  by a majority  of  Independent  Trustees  who have no  direct or  indirect  financial interest in the Plans and the Distribution Agreements,  or by a majority vote of the relevant Fund Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority  vote of  Independent  Trustees  who have no direct or indirect financial interest in the Plans or Distribution Agreements. With respect to each
Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the  outstanding  voting  securities of a
Fund's Class B Shares.  Also, any other material  amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent
Trustees  who have no  direct or  indirect  financial  interest  in the Plans or
Distribution  Agreements.  In  addition,  in  order  for  the  Plans  to  remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent  Trustees and who have no direct or indirect financial interest in the Plans or Distribution  Agreements.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

     For the fiscal year ended  November 30, 2005, the Rule 12b-1 payments under the Fund Classes' Plans were as indicated below. (Class R Shares of the Delaware
International  Value Equity Fund were available for purchase  during this period as of November 30, 2005.  Class R shares of the Delaware  Emerging  Markets Fund and Delaware  Global  Value Fund were not  available  for  purchase  during this period.)

                                                                              46

------------------------------- -----------------------------------------------------------------
                                                            Delaware
                                                International Value Equity Fund
------------------------------- -------------- ---------------- ----------------- ---------------
                                      Class A          Class B           Class C         Class R
------------------------------- -------------- ---------------- ----------------- ---------------
Advertising                               ---              ---               ---             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Annual/Semiannual Reports              $6,239             $765            $2,749             $20
------------------------------- -------------- ---------------- ----------------- ---------------
Broker Trails                      $1,552,785          $94,029          $492,782         $10,794
------------------------------- -------------- ---------------- ----------------- ---------------
Broker Sales Charges                      ---         $197,581          $419,469             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Dealer Service Expenses                   ---              ---               ---             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Interest on Broker Sales                  ---          $36,141           $11,289             ---
Charges
------------------------------- -------------- ---------------- ----------------- ---------------
Commissions to Wholesalers                ---              ---               ---             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Promotional-Broker Meetings               ---              ---               ---             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Promotional-Other                     $26,702           $2,252            $1,270              $3
------------------------------- -------------- ---------------- ----------------- ---------------
Prospectus Printing                   $83,134           $4,230            $6,079            $263
------------------------------- -------------- ---------------- ----------------- ---------------
Telephone                                 ---              ---               ---             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Wholesaler Expenses                  $164,093          $43,822           $11,946          $1,220
------------------------------- -------------- ---------------- ----------------- ---------------
Other                                     ---              ---               ---             ---
------------------------------- -------------- ---------------- ----------------- ---------------
Total                              $1,832,953         $378,820          $945,584         $12,300
------------------------------- -------------- ---------------- ----------------- ---------------

---------------------------- -------------------------------------------------
                                                 Delaware
                                          Emerging Markets Fund
---------------------------- -------------------------------------------------
                                   Class A          Class B           Class C
---------------------------- -------------- ---------------- -----------------
Advertising                            ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Annual/Semiannual Reports           $3,902             $606            $1,616
---------------------------- -------------- ---------------- -----------------
Broker Trails                   $1,918,378          $65,465          $212,992
---------------------------- -------------- ---------------- -----------------
Broker Sales Charges                   ---          $90,280          $906,458
---------------------------- -------------- ---------------- -----------------
Dealer Service Expenses                ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Interest on Broker Sales               ---          $24,386           $20,266
Charges
---------------------------- -------------- ---------------- -----------------
Commissions to Wholesalers             ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Promotional-Broker Meetings            ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Promotional-Other                   $2,438           $1,268            $4,021
---------------------------- -------------- ---------------- -----------------
Prospectus Printing                 $1,866           $2,875            $6,061
---------------------------- -------------- ---------------- -----------------
Telephone                              ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Wholesaler Expenses                    ---          $79,916          $163,191
---------------------------- -------------- ---------------- -----------------
Other                                  ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Total                           $1,926,584         $264,796        $1,314,605
---------------------------- -------------- ---------------- -----------------

                                                                              47

---------------------------- -------------------------------------------------
                                                 Delaware
                                            Global Value Fund
---------------------------- -------------- ---------------- -----------------
                                   Class A          Class B           Class C
---------------------------- -------------- ---------------- -----------------
Advertising                            ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Annual/Semiannual Reports             $700             $359              $195
---------------------------- -------------- ---------------- -----------------
Broker Trails                      $80,469          $16,780           $33,561
---------------------------- -------------- ---------------- -----------------
Broker Sales Charges                   ---          $15,753           $15,312
---------------------------- -------------- ---------------- -----------------
Dealer Service Expenses                ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Interest on Broker Sales               ---           $3,289              $656
Charges
---------------------------- -------------- ---------------- -----------------
Commissions to Wholesalers             ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Promotional-Broker Meetings            ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Promotional-Other                      $80             $619              $341
---------------------------- -------------- ---------------- -----------------
Prospectus Printing                 $1,434             $874              $648
---------------------------- -------------- ---------------- -----------------
Telephone                              ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Wholesaler Expenses                 $1,198          $10,935            $3,077
---------------------------- -------------- ---------------- -----------------
Other                                  ---              ---               ---
---------------------------- -------------- ---------------- -----------------
Total                              $83,881          $48,609           $53,790
---------------------------- -------------- ---------------- -----------------

Other Payments to Dealers - Class A Shares,  Class B Shares,  Class C Shares and
Class R Shares
     From time to time, at the  discretion of the  Distributor,  all  registered broker/dealers  whose  aggregate  sales of Fund Classes exceed certain limits as set by the Distributor,  may receive from the Distributor an additional  payment of up to 0.25% of the dollar  amount of such  sales.  The  Distributor  may also provide  additional  promotional  incentives  or payments  to dealers  that sell shares of the Delaware Investments Funds. In some instances, these incentives or payments may be offered only to certain  dealers who maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of  pre-approved  dealer  advertisements  promoting the sale of Delaware
Investments fund shares.

Special Purchase Features - Class A Shares
     Buying Class A Shares at Net Asset Value:  The Fund  Classes'  Prospectuses
sets forth the  categories of investors who may purchase  Class A Shares at NAV.
This section provides additional information regarding this privilege. The Funds must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain  legacy  retirement  assets may make  purchases of Class A shares at NAV. The requirements are as follows:

     o    The  purchase  must  be made by a  group  retirement  plan  (excluding
defined   benefit  plans)  (a)  that  purchased   Class  A  shares  prior  to  a
recordkeeping  transition  period from August 2004 to October 2004 and (b) where the plan participants  records were maintained on Retirement Financial Services,
Inc.'s ("RFS") proprietary  recordkeeping system, provided that the plan (i) has in excess of $500,000  of plan  assets  invested in Class A Shares of a Delaware
Investments Fund and any stable value account  available to investment  advisory clients of the Manager or its  affiliates;  or (ii) is  sponsored by an employer that has at any point after May 1, 1997 had more than 100  employees  while such plan has held Class A Shares of a Delaware  Investments  Fund and such  employer has properly  represented to, and received written confirmation back from RFS in writing that it has the  requisite  number of employees.  See "Group  Investment
Plans" for information regarding the applicability of the Limited CDSC.

     o    The  purchase  must be made by any group  retirement  plan  (excluding defined  benefit pension plans) that purchased Class A shares prior to an August
2004 to  October  2004  recordkeeping  transition  period and  purchased  shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product  participation  agreement with the sponsor of the alliance program.

                                                                              48

     As  disclosed  in  the  Fund  Classes'  Prospectuses  certain  legacy  bank sponsored  retirement  plans may make  purchases  of Class A shares at net asset value. These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase,  Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in Class A Shares of designated  Delaware  Investments Funds ("eligible Delaware
Investments  Fund  shares"),   as  well  as  shares  of  designated  classes  of
non-Delaware   Investments  Funds  ("eligible   non-Delaware   Investments  Fund
shares").  Class B Shares and Class C Shares are not  eligible  for  purchase by
Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible  Delaware  Investments and eligible  non-Delaware  Investments  Fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on additional purchases of eligible Delaware Investments Fund shares. See "Combined
Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments Fund shares for other eligible  Delaware  Investments Fund shares or for  eligible  non-Delaware  Investments  Fund  shares at NAV  without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware  Investments,  which were not subject to a front end sales charge,  will be subject to the applicable  sales charge if exchanged for eligible Delaware  Investments Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired  through the  exchange of eligible  shares on which a sales  charge was already  paid or through  the  reinvestment  of  dividends.  See  "Investing  by
Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments  Fund  shares  under an Allied  Plan.  In  determining  a  financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments   Fund  shares  in  connection  with  Allied  Plans,  all
participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above under "Purchasing Shares."

     The Limited CDSC is applicable to redemptions of net asset value  purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the
Limited  CDSC,  as  described  in  the  Fund  Classes'  Prospectuses,  apply  to redemptions  by  participants  in Allied  Plans  except in the case of exchanges between eligible Delaware Investments and non-Delaware  Investments Fund shares.
When  eligible  Delaware  Investments  Fund shares are  exchanged  into eligible non-Delaware  Investments  Fund shares,  the Limited CDSC will be imposed at the time of the exchange,  unless the joint  venture  agreement  specifies  that the amount of the  Limited  CDSC will be paid by the  financial  advisor  or selling dealer. See "Contingent Deferred Sales Charge for Certain Redemptions of Class A
Shares Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares are also  applicable to the  aggregate  amount of purchases  made by any such  purchaser  within a 13-month  period  pursuant to a written  Letter of  Intention  provided  by the  Distributor  and  signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer  Agent, of 5% of the total amount of Class
A Shares  intended to be purchased  until such purchase is completed  within the
13-month  period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter of Intention is signed.  The 13-month period begins on the date of the earliest purchase.  If the intended  investment is not completed,  except as noted below,  the purchaser will be asked to pay an amount equal to the  difference  between the  front-end  sales charge on Class A
Shares  purchased at the reduced rate and the front-end  sales charge  otherwise applicable to the total shares purchased.  If such payment is not made within 20 days  following the expiration of the 13-month  period,  the Transfer Agent will surrender an appropriate  number of the escrowed  shares for redemption in order to realize the  difference.  Such purchasers may include the values (at offering price at the level  designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other Delaware Investments Funds

                                                                              49

previously  purchased and still held as of the date of their Letter of Intention toward  the  completion  of  such  Letter,  except  as  described  below.  Those purchasers  cannot include  shares that did not carry a front-end  sales charge,
CDSC or Limited CDSC,  unless the  purchaser  acquired  those shares  through an exchange  from a  Delaware  Investments  Fund that did carry a  front-end  sales charge,  CDSC  or  Limited  CDSC.  For  purposes  of  satisfying  an  investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the
Funds and the  corresponding  classes  of shares of other  Delaware  Investments
Funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of  Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without completing another Letter of Intention) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end  sales  charge,  CDSC or
Limited  CDSC of any  class.  Class B Shares and Class C Shares of the Funds and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of a Fund and all other Delaware  Investments Funds. In addition,  if you are an investment  advisory  client of the Manager's  affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  In  determining  the  availability  of the reduced front-end  sales  charge  on Class A Shares,  purchasers  may also  combine  any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the
Funds,  as well as  shares  of any  other  class  of any of the  other  Delaware
Investments  Funds  which  offer such  classes  (except  shares of any  Delaware
Investments  Fund which do not carry a front-end  sales charge,  CDSC or Limited
CDSC).  If, for example,  any such purchaser has previously  purchased and still holds  Class A Shares  of a Fund  and/or  shares  of any  other  of the  classes described  in the  previous  sentence  with a value of $40,000 and  subsequently purchases  $10,000 at offering  price of additional  shares of Class A Shares of the Fund,  the charge  applicable  to the $10,000  purchase  would  currently be
4.75%. For the purpose of this  calculation,  the shares presently held shall be valued at the  public  offering  price  that  would  have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales  charges  for  Class A Shares  in the Fund  Classes'
Prospectuses  to determine the  applicability  of the Right of  Accumulation  to their particular circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares of the Funds (and of the Institutional  Class Shares holding shares which were  acquired  through an exchange from one of the other  Delaware  Investments
Funds  offered  with a front-end  sales  charge) who redeem such shares have one year from the date of  redemption  to reinvest  all or part of their  redemption proceeds in the same Class of the Funds or in the same Class of

                                                                              50

any of the other Delaware  Investments Funds. In the case of Class A Shares, the reinvestment  will not be assessed a front-end  sales  charge and in the case of
Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment  privilege does not extend to
Class A Shares where the  redemption  of the shares  triggered  the payment of a
Limited CDSC. Persons investing  redemption  proceeds from direct investments in the Delaware Investments Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares.  The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.  In the case of Class B Shares, the time that the previous  investment  was held will be included in determining any applicable  CDSC due upon  redemptions  as well as the automatic  conversion into Class A Shares.

      A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed  to a  Delaware  Investments  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the prospectus  for the Delaware  Investments  Fund in which the investment  is  intended  to be made  before  investing  or sending  money.  The prospectus  contains more complete  information  about the Delaware  Investments
Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Fund's  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes' Prospectuses,  based on total plan assets. If a company has more than one plan  investing  in  Delaware  Investments  Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon  notification  to the Funds at the time of each such purchase.
Employees  participating  in such Group  Investment  Plans may also  combine the investments made in their plan account when determining the applicable front-end sales charge on  purchases to  non-retirement  Delaware  Investments  investment accounts if they so notify the Fund in which they are  investing  in  connection
with  each  purchase.   See  "Retirement  Plans  for  the  Fund  Classes"  under
"Investment Plans" below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal of the entire plan from a Delaware  Investments Fund. See "Contingent
Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset  Value"  under  "Redemption  and  Exchange"  below.   Notwithstanding  the
foregoing,  the Limited  CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in  connection  with  redemptions  by certain group defined contribution  retirement plans that purchase shares through a retirement plan  alliance  program  which  requires  that shares will be  available at NAV, provided  that RFS  either  was the  sponsor  of the  alliance  program or had a product  participation  agreement with the sponsor of the alliance  program that specifies that the Limited CDSC will be waived.

Availability of Class R Shares
     Class  R  Shares  generally  are  available  only  to:  (i)  qualified  and non-qualified plan shareholders  covering multiple employees  (including 401(k),
401(a),  457, and  non-custodial  403(b) plans,  as well as other  non-qualified deferred  compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and

                                                                              51

(ii)  to  IRA  rollovers   from  plans   maintained  on  Delaware's   retirement
recordkeeping system that are offering R Class Shares to participants.

Availability of Institutional Class Shares
     The Institutional  Class of the Funds are generally  available for purchase only by: (i) retirement  plans introduced by persons not associated with brokers or dealers  that are  primarily  engaged in the retail  securities  business and rollover  individual  retirement  accounts  from  such  plans;  (ii)  tax-exempt employee  benefit plans of the Manager or its affiliates  and securities  dealer firms  with a  selling  agreement  with  the  Distributor;  (iii)  institutional advisory  accounts  of the Manager or its  affiliates  and those  having  client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee  benefit plans and rollover  individual  retirement  accounts from such institutional  advisory  accounts;  (iv)  a  bank,  trust  company  and  similar financial  institution  investing  for its own account or for the account of its trust  customers for whom the  financial  institution  is exercising  investment discretion in  purchasing  shares of the Class,  except where the  investment is part of a program that requires  payment of the financial  institution of a Rule
12b-1  Plan fee;  (v)  registered  investment  advisors  investing  on behalf of clients that  consist  solely of  institutions  and high  net-worth  individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated  with a broker or dealer and derives  compensation  for its  services  exclusively  from its clients for such advisory  services;  ; (vi) certain  plans  qualified  under  Section 529 of the
Internal  Revenue Code for which the Funds' Manager,  Distributor or one or more
of  their   affiliates   provide   recordkeeping,   administrative,   investment
management,  marketing, distribution or similar services ("Eligible 529 Plans");
and (vii)  programs  sponsored by financial  intermediaries  where such programs require the purchase of institutional class shares.

                                INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be  automatically  reinvested in additional  shares of the respective  Fund
Class in which an  investor  has an  account  (based on the NAV in effect on the reinvestment  date) and will be  credited to the  shareholder's  account on that date. All dividends and distributions of the Institutional  Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment income and of distributions from realized  securities  profits,  if any, will be mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the  specific  Fund in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares,  Class C Shares,  Class R Shares and  Institutional  Class Shares at the
NAV, at the end of the day of receipt.  A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  holders of Fund Classes may  automatically reinvest dividends and/or distributions in any of the other Delaware Investments
Funds,  including  the Funds,  in states  where their  shares may be sold.  Such investments  will be at NAV at the close of  business on the  reinvestment  date without any front-end sales charge or service fee. The  shareholder  must notify the Transfer  Agent in writing and must have  established an account in the fund
into  which  the  dividends  and/or  distributions  are  to  be  invested.   Any
reinvestment  directed  to a fund in which  the  investor  does not then have an account will be treated like all other initial  purchases of the fund's  shares.
Consequently,  an investor  should obtain and read  carefully the prospectus for the fund in which the  investment  is intended to be made

                                                                              52

before  investing  or sending  money.  The  prospectus  contains  more  complete information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other  Delaware  Investments  Funds may be  invested  in  shares  of the  Funds, provided an account has been established.  Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares.  Dividends from
Class B Shares may only be  directed  to other  Class B Shares,  dividends  from
Class C Shares may only be directed to other Class C Shares and  dividends  from
Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
     If you have an investment in another  Delaware  Investments  Fund,  you may write and authorize an exchange of part or all of your investment into shares of the  Funds.  If you wish to open an account by  exchange,  call the  Shareholder
Service  Center  for  more  information.   All  exchanges  are  subject  to  the
eligibility and minimum purchase requirements and any additional limitations set forth in the Funds'  Prospectuses.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially  similar class of the Delaware  Investments  Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware Investments Fund rather than transferred from the Eligible 529 Plan, as
described  under   "Redemption  and  Exchange"  below.  The  treatment  of  your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments
Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept for  investment  in Class A Shares,  Class B  Shares,  Class C Shares or Class R
Shares,  through an agent bank,  pre-authorized  government or private recurring
payments.   This  method  of  investment   assures  the  timely  credit  to  the
shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  Railroad Retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic  Investing Plan:  Shareholders of Class A Shares,  Class B Shares
and Class C Shares may make automatic  investments by  authorizing,  in advance, monthly or quarterly  payments  directly from their checking account for deposit into their Fund account.  This type of  investment  will be handled in either of the following  ways: (i) if the  shareholder's  bank is a member of the National
Automated  Clearing  House  Association  ("NACHA"),  the amount of the  periodic investment will be  electronically  deducted from his or her checking account by
Electronic Fund Transfer  ("EFT") and such checking account will reflect a debit although  no check is  required  to  initiate  the  transaction;  or (ii) if the shareholder's  bank  is not a  member  of  NACHA,  deductions  will  be  made by
pre-authorized   checks,  known  as  Depository  Transfer  Checks.   Should  the
shareholder's  bank  become  a  member  of  NACHA  in  the  future,  his  or her investments would be handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

                                                                              53

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Funds from the federal government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Funds may  liquidate  sufficient  shares  from a  shareholder's  account  to reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Fund accounts.  The Funds will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLine(SM) On Demand
     You or your investment dealer may request purchases of Fund shares by phone using  MoneyLine(SM)  On Demand.  When you  authorize  the Funds to accept  such requests from you or your investment  dealer,  funds will be withdrawn from (for share  purchases)  your  pre-designated  bank  account.  Your  request  will  be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware Investments Funds. Shareholders of the Fund Classes may elect to invest in one or more of the  other  Delaware  Investments  Funds  through  the  Wealth
Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive  the  automatic  investment,  such new account must meet the minimum  initial  purchase  requirements  described in the prospectus of the fund that you select.  All  investments  under this option are exchanges and are therefore  subject to the same  conditions and  limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account  and  invested  automatically  into other  Delaware  Investments  Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  business  day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices. This

                                                                              54

program involves  automatic  exchanges  between two or more fund accounts and is treated as a  purchase  of shares of the fund into  which  investments  are made through the program.  Shareholders  can terminate their  participation in Wealth
Builder at any time by giving  written  notice to the fund from which  exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Classes.

Asset Planner
     The Funds previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans for the Fund Classes
     An  investment  in the Funds may be suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans,  457 plans,  SIMPLE IRAs and SIMPLE 401(k)s.  In addition,  the
Funds  may  be  suitable  for  use  in  Coverdell   Education  Savings  Accounts
("Coverdell  ESAs").  For further details  concerning  these plans and accounts, including applications,  contact your investment advisor or the Distributor.  To determine  whether the benefits of a tax-sheltered  retirement plan or Coverdell
ESA are available and/or appropriate, you should consult with a tax adviser.

     Class B Shares are  available  only through IRAs,  SIMPLE IRAs,  Roth IRAs,
Coverdell ESAs, SEP/IRAs,  SAR/IRAs, 403(b)(7) plans and 457 Plans. The CDSC may be waived on certain  redemptions of Class B Shares and Class C Shares.  See the
Fund  Classes'  Prospectuses  for a list of the  instances  in which the CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of
$100,000 for retirement plans.  Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum  purchase  limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information on any of the plans and Delaware  Investments'  retirement services, call the Shareholder Service Center telephone number.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next  calculated  after receipt of the order by the Funds,  their agent or certain other authorized persons.  Orders for purchases and redemptions of Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares
are effected at the NAV per share next calculated  after receipt of the order by the Funds,  their agent or certain other authorized  persons.  See "Distributor"
under "Investment  Advisor and Other Service  Providers" above.  Selling dealers are responsible for transmitting orders promptly.

                                                                              55

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is normally 4 p.m.,  Eastern time, on days when the NYSE is open for business.  The
NYSE is scheduled to be open Monday  through  Friday  throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther
King, Jr.'s Birthday,  Presidents' Day, Good Friday,  Memorial Day, Independence
Day, Labor Day,  Thanksgiving and Christmas.  When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per  share  for each  share  class of each  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining each Fund's total net assets,  portfolio securities primarily listed or traded on a national or foreign  securities  exchange,  except for bonds, are generally  valued at the closing  price on that  exchange,  unless such  closing prices are determined to be not readily available pursuant to the Funds' pricing procedures.  Exchange  traded options are valued at the last reported sale price or,  if no  sales  are  reported,  at the mean  between  bid and  asked  prices.
Non-exchange traded options are valued at fair value using a mathematical model.
Futures  contracts  are  valued at their  daily  quoted  settlement  price.  For valuation  purposes,  foreign currencies and foreign  securities  denominated in foreign  currency  values will be converted into U.S.  dollar values at the mean between the bid and offered  quotations of such currencies  against U.S. dollars based on rates in effect that day.  Securities  not traded on a particular  day, over-the-counter  securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market  instruments having a maturity  of less than 60 days are valued at  amortized  cost.  Debt  securities
(other  than  short-term  obligations)  are  valued on the  basis of  valuations provided by a pricing  service when such prices are believed to reflect the fair value  of  such  securities.  Foreign  securities  and  the  prices  of  foreign securities  denominated in foreign  currencies are translated to U.S. dollars at the mean between the bid and offer  quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate  factors such as institutional  trading in similar groups of securities,  yield,  quality,  coupon rate,  maturity,  type of issue, trading  characteristics  and  other  market  data.  Subject  to the  foregoing, securities  for which  market  quotations  are not readily  available  and other assets  are  valued at fair  value as  determined  in good faith and in a method approved by the Board of Trustees.

     Each Class of a Fund will bear,  pro-rata,  all of the common  expenses  of that Fund.  The NAVs of all  outstanding  shares of each Class of a Fund will be
computed  on  a  pro-rata  basis  for  each  outstanding   share  based  on  the
proportionate  participation  in that Fund represented by the value of shares of that Class. All income earned and expenses  incurred by a Fund, will be borne on a pro-rata  basis by each  outstanding  share of a Class,  based on each  Class'
percentage  in that Fund  represented  by the  value of shares of such  Classes, except that  Institutional  Classes will not incur any of the expenses under the
Trust's Rule 12b-1  Plans,  while the Fund Classes each will bear the Rule 12b-1
Plan  expenses  payable  under  their  respective  Plans.  Due to  the  specific distribution  expenses and other costs that will be allocable to each Class, the
NAV of each Class of a Fund will vary.

                             REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after the Funds receive your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next business day. See the Funds' Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain redemptions from retirement plan accounts, the Funds will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class B Shares and Class C Shares,  and, if applicable,  the Limited CDSC in the case of Class A Shares  and  tender to the  shareholder  the  requested  amount, assuming  the  shareholder  holds  enough  shares in his or her  account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by

                                                                              56

the amount of the applicable CDSC or Limited CDSC.  Redemption  proceeds will be distributed  promptly,  as described  below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the  Delaware  Investments  Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an  exchange  by calling the  Shareholder  Service  Center at 800
523-1918. The Funds may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of the Funds' shares, the Distributor,  acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers  acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's  cost, is the NAV per share next determined after receipt  of the  request in good order by the  Funds,  their  agent,  or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining   Offering  Price  and  Net  Asset  Value"  above.  This  offer  is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  either  Fund  or  certain  other  authorized  persons  (see
"Distributor" under "Investment Advisor and Other Service Providers"); provided, however,  that each commitment to mail or wire redemption  proceeds by a certain time, as described  below,  is modified by the  qualifications  described in the next paragraph.

     The Funds will process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment,  but the Funds will not mail or wire the proceeds until it is reasonably  satisfied that the purchase check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential  delay if you purchase shares by wiring Federal Funds.  Each Fund reserves the right to reject a written  or  telephone  redemption  request  or delay  payment  of  redemption proceeds  if there has been a recent  change  to the  shareholder's  address  of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Funds  will  automatically  redeem  from the  shareholder's  account  the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Funds or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal by the Funds of  securities owned by them are not reasonably practical, or they are not reasonably practical for the Funds  fairly to value  their  assets,  or in the event that the SEC has provided for such suspension for the protection of  shareholders,  the Funds may postpone payment or suspend the right of redemption or repurchase. In such case, the  shareholder may withdraw the request for redemption or leave it standing as a request for  redemption at the NAV next  determined  after the  suspension has been terminated.

                                                                              57

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1.00% of the NAV of Funds during any 90-day period for any one shareholder.

     The value of each Fund's  investments is subject to changing market prices.
Thus,  a  shareholder  redeeming  shares of a Fund may sustain  either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions of Class A Shares  Purchased at Net Asset Value" below.  Class B and
Class C Shares of Funds are  subject  to CDSCs as  described  under  "Contingent
Deferred  Sales  Charge - Class B Shares and Class C Shares"  under  "Purchasing
Shares" above and in the Fund Classes'  Prospectuses.  Except for the applicable
CDSC or  Limited  CDSC  and,  with  respect  to the  expedited  payment  by wire described below for which, in the case of the Fund Classes,  there may be a bank wiring cost,  neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares")  for shares of other  Delaware  Investments  Funds (in each case, "New Shares") in a permitted exchange,  will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as  described  in this Part B. In an  exchange of Class B Shares from the
Funds, the Funds' CDSC schedule may be higher than the CDSC schedule relating to the New Shares  acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor  held the  Original  Shares is added to the period of time that an  investor  held the New  Shares.  With  respect  to Class B Shares,  the automatic  conversion schedule of the Original Shares may be longer than that of the New  Shares.  Consequently,  an  investment  in New Shares by  exchange  may subject an investor to the higher Rule 12b-1 fees  applicable  to Class B Shares of the Funds for a longer  period of time than if the  investment  in New Shares were made directly.

     Holders  of Class A Shares of the Funds may  exchange  all or part of their shares for shares of other Delaware  Investments Funds,  including other Class A
Shares,  but may not exchange  their Class A Shares for Class B Shares,  Class C
Shares or Class R Shares of the Funds or of any other Delaware Investments Fund.
Holders of Class B Shares of the Funds are  permitted to exchange all or part of their  Class B Shares  only into  Class B Shares of other  Delaware  Investments
Fund.  Similarly,  holders  of Class C Shares  of the  Funds  are  permitted  to exchange  all or part of their  Class C Shares  only into  Class C Shares of any other Delaware  Investments Fund. Class B Shares of the Funds and Class C Shares
of the Funds  acquired by exchange  will  continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Funds acquired by exchange will be added to that of the shares that were exchanged for purposes of determining  the time of the automatic  conversion into Class A Shares of the
Funds.  Holders of Class R Shares of the Funds are  permitted to exchange all or part of their  Class R  Shares  only  into  Class R  Shares  of  other  Delaware
Investments Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such Fund.

     Permissible exchanges into Class A Shares of the Funds will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares of the Funds will be made without the  imposition  of a
CDSC by the Delaware  Investments  Fund from which the exchange is being made at the time of the exchange.

                                                                              58

     Each  Fund  also  reserves  the right to  refuse  the  purchase  side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates  simultaneous orders affecting significant portions of the Fund's assets.

     The  Funds  discourage  purchases  by market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Funds will  consider  anyone who follows a pattern of market timing in any Delaware Investments Fund to be a market timer.

     Market timing of a Delaware  Investments  Fund occurs when  investors  make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments  Fund followed  quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments  Fund within the same calendar  quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining whether market timing has occurred.  The Funds also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
     You  can  write  to the  Funds  at 2005  Market  Street,  Philadelphia,  PA
19103-7094  to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment  dealer of record.  For redemptions of more than $100,000,  or when the proceeds are not sent to the  shareholder(s)
at the address of record,  the Funds  require a  signature  by all owners of the account and a signature  guarantee for each owner. A signature  guarantee can be obtained  from a commercial  bank,  a trust  company or a member of a Securities
Transfer Association  Medallion Program ("STAMP").  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  generally are no longer issued for Class A Shares and
Institutional  Class.  Certificates are not issued for Class B Shares or Class C
Shares.

Written Exchange
     You may also write to the Funds (at 2005 Market  Street,  Philadelphia,  PA
19103-7094)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments  Funds,  subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you  hold  your  Class  A  Shares  or  Institutional  Class  shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you notify the Funds in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  Each Fund  reserves the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Funds by telephone  during periods when market or economic  conditions lead to an unusually large volume of telephone requests.

                                                                              59

     The Funds and their Transfer Agent are not  responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to such  telephone  transactions,  the  Funds  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  such  Fund or the  Transfer  Agent  may be liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Fund Classes are generally tape  recorded,  and a written  confirmation  will be provided for all purchase,  exchange and  redemption  transactions  initiated by telephone.  By  exchanging  shares by  telephone,  you are  acknowledging  prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption--Check  to Your  Address  of  Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  business day after receipt of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the Shareholder  Service Center prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares  into  other  Delaware  Investments  Funds  under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
As with the written  exchange  service,  telephone  exchanges are subject to the requirements  of the Funds,  as  described  above.  Telephone  exchanges  may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments Funds. Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer  Agent and each Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

MoneyLine(SM) On Demand
     You or your investment dealer may request  redemptions of Fund Class shares by phone using  MoneyLine(SM) On Demand.  When you authorize the Funds to accept such requests  from you or your  investment  dealer,  funds will be deposited to
(for share redemptions) your pre-designated  bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.  For more information, see "MoneyLine(SM) On Demand" under "Investment Plans" above.

Systematic Withdrawal Plans
     Shareholders of Class A Shares,  Class B Shares, Class C Shares and Class R
Shares who own or purchase  $5,000 or more of shares at the offering  price,  or
NAV, as applicable,  for which certificates have not been issued

                                                                              60

may establish a Systematic  Withdrawal  Plan for monthly  withdrawals  of $25 or more,  or  quarterly  withdrawals  of $75 or  more,  although  the  Funds do not recommend any specific  amount of  withdrawal.  This is  particularly  useful to shareholders  living on fixed  incomes,  since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through  reinvestment  of cash  dividends  and realized  securities  profits distributions will be credited to the shareholder's  account and sufficient full and  fractional  shares  will be  redeemed  at the NAV  calculated  on the third business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares through a periodic  investment  program in the Funds must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments Funds or is investing in Delaware  Investments Funds which do not  carry a sales  charge.  Redemptions  of  Class A  Shares  pursuant  to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made  at net  asset  value  and a  dealer's  commission  has  been  paid on that purchase.  The  applicable  Limited CDSC for Class A Shares and CDSC for Class B
and C Shares  redeemed  via a Systematic  Withdrawal  Plan will be waived if the annual amount  withdrawn in each year is less than 12% of the account balance on the date that the Plan is  established.  If the annual  amount  withdrawn in any year  exceeds  12% of the  account  balance  on the  date  that  the  Systematic
Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC,  including an assessment for previously redeemed amounts under the Plan.  Whether a waiver  of the CDSC is  available  or not,  the first shares to be redeemed for each Systematic  Withdrawal Plan payment will be those not subject to a CDSC because they have either  satisfied  the required  holding period or were acquired through the reinvestment of distributions.  See the Fund
Classes' Prospectuses for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an eligible  guarantor  institution.  Each Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your

                                                                              61

signature guaranteed.  The Funds do not charge a fee for this service;  however, your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Classes.  Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent  Deferred  Sales  Charge for  Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value
     For  purchases  of  $1,000,000,  a Limited  CDSC will be imposed on certain redemptions  of Class A Shares  (or  shares  into  which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during  the first  year after the  purchase;  and (ii) 0.50% if such  shares are redeemed during the second year after the purchase,  if such purchases were made at NAV and triggered the payment by the  Distributor of the dealer's  commission described above in "Dealer's Commission" under "Purchasing Shares."

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class
A Shares  being  redeemed  or (2) the NAV of such  Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another  Delaware  Investments Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another Delaware Investments Fund will not trigger the imposition of the Limited
CDSC at the time of such  exchange.  The period a  shareholder  owns shares into which Class A Shares are exchanged  will count towards  satisfying  the two-year holding  period.  The  Limited  CDSC is  assessed if such two year period is not satisfied  irrespective  of whether the redemption  triggering its payment is of
Class A Shares of the Funds or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please  see the Fund  Classes'  Prospectuses  for  instances  in which  the
Limited CDSC  applicable  to Class A Shares and the CDSCs  applicable to Class B and C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

     o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement plan alliance program  that  required  shares to be available at net asset value and
          RFS  served as the  sponsor of the  alliance  program or had a product participation  agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

     o    The redemption  must be made by any group  retirement  plan (excluding defined  benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program,  provided that (i) RFS was the sponsor of the alliance  program or had a product participation  agreement with the sponsor of the alliance  program and
          (ii)  RFS  provided  fully  bundled   retirement   plan  services  and
          maintained  participant  records  on  its  proprietary   recordkeeping
          system.

                                                                              62

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions
     Delaware  International  Value Equity Fund will normally make payments from net  investment  income on a  quarterly  basis.  Delaware  Emerging  Markets and
Delaware Global Value Funds each will normally make payments from net investment income on an annual basis.  Payments from net realized  securities  profits of a
Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

     Dividend  payments  of  $1.00  or less  will be  automatically  reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's  dividends  increase to greater than $1.00, the shareholder  would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of dividends or otiher  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  net asset value and the  dividend  option may be changed from cash to reinvest.  A Fund may deduct from a  shareholder's  account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise  unable to locate the  shareholder or  verify  the  shareholder's  mailing  address.  These  costs  may  include  a percentage  of the account when a search  company  charges a  percentage  fee in exchange for their location services.

     Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver,
Class A Shares,  Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

Taxes
     Distributions of Net Investment  Income. The Funds receive income generally in the  form of  dividends  and  interest  on  their  investments  in  portfolio securities.  This income,  less  expenses  incurred in the  operation of a Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions  by a Fund from such  income
(other than qualified  dividends)  will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

     Distributions  of Capital Gains. A Fund may derive capital gain and loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by a Fund (net of any capital loss  carryovers)  generally will be distributed once each year and may be distributed more frequently,  if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of Foreign  Withholding  Taxes.  The Funds may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce a Fund's distributions paid to you.

     Pass-through  of foreign tax  credits.  If more than 50% of a Fund's  total assets at the end of a fiscal year is invested in foreign  securities,  the Fund may elect to pass  through to you your pro rata  share of foreign  taxes paid by the Fund. If this election is made,  the Fund may report more taxable  income to you than it actually  distributes.  You will then be  entitled  either to deduct your  share of these  taxes in  computing  your  taxable  income,  or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to  limitations  for certain  shareholders).  The Fund will provide you with the information  necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends,  designated by a Fund as qualified  dividend income subject to taxation at long-term capital gain  rates,  may reduce the  otherwise  available  foreign  tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their  personal tax advisors  about their foreign tax credits and the procedures that they should  follow to claim  these  credits on their  personal  income tax returns.

                                                                              63

     Effect of foreign  debt  investments  and  hedging on  distributions.  Most foreign  exchange gains  realized on the sale of debt  securities are treated as ordinary income by a Fund.  Similarly,  foreign  exchange losses realized on the sale of debt securities  generally are treated as ordinary  losses.  These gains when distributed are taxable to you as ordinary income,  and any losses reduce a
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease a Fund's ordinary income  distributions  to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PFIC  securities.  The Funds may invest in securities  of foreign  entities that could be deemed for tax purposes to be passive foreign investment companies
(PFICs).  When investing in PFIC  securities,  a Fund intends to  mark-to-market these  securities  and  recognize  any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses)  are  treated as  ordinary  income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends  when  distributed  to you by a
Fund.

     Information  on the Amount and Tax  Character of  Distributions.  The Funds
will inform you of the amount and  character of your  distributions  at the time they are paid, and will advise you of the tax status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have  not held  Fund  shares  for a full  year,  a Fund  may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income  that is not  equal to the  actual  amount of such  income earned during the period of your investment in the Fund.  Taxable  Distributions declared by a Fund in  December,  but paid in January,  are taxable to you as if they were paid in December.

     Election  to be Taxed as a  Regulated  Investment  Company.  Each  Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code and intends to so qualify  during the current  fiscal year.  As regulated  investment  companies,  the Funds  generally pay no federal income tax on the income and gains they distribute to you. The Board of Trustees reserves the right not to distribute a Fund's net long-term  capital gain or not to maintain the qualification of a Fund as a regulated  investment company if it determines  such a course of action to be  beneficial  to  shareholders.  If net long-term  capital  gain is  retained,  a Fund  would be taxed on the gain,  and shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated  investment company,  the Fund would be subject to federal,  and possibly  state,  corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of such Fund's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i)  A Fund must maintain a diversified portfolio of securities, wherein no security,  including the securities of a qualified  publicly traded  partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

                                                                              64

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code  requires  each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the  calendar  year;  98% of its  capital  gain net  income  earned  during  the twelve-month  period ending November 30; and 100% of any  undistributed  amounts from the prior year. Each Fund intends to declare and pay these distributions in
December  (or to pay them in  January,  in which  case  you must  treat  them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and redemptions (including redemptions in kind) are taxable transactions for federal and state  income tax  purposes.  If you redeem  your Fund  shares the  Internal
Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis-- Class A Shares only.  In reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:
          o    In  your  original  purchase  of  Fund  shares,  you  received  a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o    You sell some or all of your  original  shares  within 90 days of their purchase, and
          o    You reinvest the sales proceeds in the Fund or in another Fund of the Trust,  and the sales  charge that would  otherwise  apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Fund.  Income on  investments  by a Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal agency-backed  obligations (e.g., Government National Mortgage
Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends eligible for taxation at  long-term  capital  gain rates.  This  reduced  rate  generally  is available  for  dividends  paid by a Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

                                                                              65

     Both a Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, each Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable  at  reduced  rates.  If 95% or more of a Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received  Deduction  for  Corporations.  Because  of each  Fund's investment  policy, it is expected that either none or only a nominal portion of a Fund's  dividends  will be eligible for the  dividends-received  deduction for corporations.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's  shareholders,  and cannot exceed the gross amount of  dividends  received by a Fund from  domestic  (U.S.)
corporations that would have qualified for the  dividends-received  deduction in the hands of a Fund if the Fund was a regular  corporation.  The availability of the  dividends-received  deduction is subject to certain holding period and debt financing  restrictions  imposed under the Code on the corporation  claiming the
deduction.   The  amount  that  a  Fund  may   designate  as  eligible  for  the
dividends-received  deduction  will be  reduced or  eliminated  if the shares on which the dividends  earned by the Fund were  debt-financed  or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are  debt-financed  or held by you for less than a 46-day period then the dividends-received  deduction  for Fund  dividends  on your  shares  may also be reduced  or  eliminated.  Even  if  designated  as  dividends  eligible  for the dividends-received  deduction,  all dividends  (including any deducted  portion)
must be included in your alternative minimum taxable income calculation.

     Investment  in  Complex  Securities.   The  Funds  may  invest  in  complex
securities  that could be subject to  numerous  special  and  complex tax rules.
These rules  could  accelerate  the  recognition  of income by a Fund  (possibly
causing  the  Fund  to  sell   securities   to  raise  the  cash  for  necessary
distributions)  and/or  defer a Fund's  ability to  recognize  a loss,  and,  in limited cases,  subject a Fund to U.S. federal income tax on income from certain foreign  securities.  These  rules  could  also  affect  whether  gain  or  loss recognized  by a Fund is treated as  ordinary  or  capital,  or as  interest  or dividend income.  In addition,  a Fund's  investment in REIT securities could in limited  circumstances  cause a tax-exempt  investor to have unrelated  business taxable  income.  These rules  could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Fund. For example:

     Derivatives.  Each Fund is permitted to invest in certain options, futures, forwards or foreign currency  contracts.  If a Fund makes these investments,  it could be required to  mark-to-market  these contracts and realize any unrealized gains and losses at its fiscal  year end even  though it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  the Fund also would be required to mark-to-market  these contracts  annually as of November 30
(for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

                                                                              66

     Short sales and  securities  lending  transactions.  A Fund's  entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income and, to the extent that debt securities are loaned,  will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Tax  straddles.  A Fund's  investment  in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds  other  securities,  the Fund  could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Securities  purchased  at  discount.  A Fund  is  permitted  to  invest  in securities  issued or  purchased at a discount,  such as zero  coupon,  deferred interest or  payment-in-kind  (PIK) bonds,  that could  require it to accrue and distribute income not yet received. If it invests in these securities,  the Fund could be required to sell  securities in its portfolio  that it otherwise  might have  continued  to hold in  order to  generate  sufficient  cash to make  these distributions.

     Investment in REITs. Certain tax-exempt  shareholders,  including qualified pension plans,  individual  retirement  accounts,  salary deferral  arrangements
(401(k)s)  and other  tax-exempt  entities,  generally  are exempt from  federal income taxation except with respect to their unrelated  business  taxable income
(UBTI).  To the  extent  that a Fund  invests  in a REIT that  invests  in REMIC residual interests, a portion of the Fund's income that is attributable to these residual  interests  (and  which  is  referred  to in  the  Code  as an  "excess inclusion")  will be  subject  to federal  income  tax in all  events.  Treasury regulations  that have yet to be issued in final  form are  expected  to provide that excess inclusion income of regulated investment companies,  such as a Fund, will be  allocated  to  shareholders  of the  regulated  investment  company  in proportion  to the  dividends  received  by such  shareholders,  with  the  same consequences  as if you held the related REMIC residual  interest  directly.  In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating  losses  (subject to a limited  exception for certain thrift  institutions),  (ii)  will  constitute  UBTI to  entities  (including  a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt  entity)  subject  to  tax  on  unrelated  business  income,  thereby potentially  requiring such an entity that is allocated excess inclusion income, and otherwise  might not be required to file a tax return,  to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Backup Withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Fund  also  must  withhold  if the  IRS  instructs  it to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

                                                                              67

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital  gain  dividends  paid by a Fund from  either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related Dividends. Also, interest-related dividends paid by a Fund from  qualified  interest  income  are  not  subject  to U.S.  withholding  tax.
"Qualified interest income" includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation or  partnership in which the Fund is a 10-percent  shareholder or is
contingent  interest,  and  (4)  any  interest-related   dividend  from  another
regulated  investment  company.  On any payment date,  the amount of an ordinary dividend  that is designated  by a Fund as an  interest-related  dividend may be more or  less  than  the  amount  that is so  qualified.  This  is  because  the designation is based on an estimate of the Fund's qualified  interest income for its entire fiscal year,  which can only be determined  with  exactness at fiscal
year  end.  In  addition,   the  Fund   reserves  the  right  not  to  designate
interest-related  dividends where the amount designated would be de minimis on a per share basis. As a consequence,  the Fund may  overwithhold a small amount of
U.S. tax from a dividend  payment.  In this case, the non-U.S.  investor's  only recourse may be to either forgo recovery of the excess withholding, or to file a
United States nonresident income tax return to recover the excess withholding.

     Further  Limitations  on Tax Reporting for  Interest-Related  dividends and
Short-term  Capital Gain  dividends for non-U.S.  investors.  While a Fund makes
every  effort  to  disclose  any  amounts  of  interest-related   dividends  and
short-term   capital   gains   distributed   to   its   non-U.S.   shareholders,
intermediaries  who  have  assumed  tax  reporting   responsibilities  on  these
distributions  may not have fully  developed  systems  that will allow these tax withholding benefits to be passed through to them.

     Disposition  of a U.S.  Real  Property  Interest.  The Funds may  invest in securities of corporations or real estate  investment trusts (REITs) that invest in real  property.  The  Foreign  Investment  in Real  Property  Tax Act of 1980
(FIRPTA)  makes  non-U.S.  persons  subject to U.S. tax on disposition of a U.S.
real  property  interest  as if he or she  were  a U.S.  person.  Such  gain  is sometimes  referred to as FIRTPA  gain.  To the extent that the Fund  realizes a gain  on  its  investment  in a U.S.  real  property  interest,  or  receives  a distribution from the gain on the sale of a U.S. real property interest realized on one of its  investments,  and passes that gain  through to its  shareholders, such a distribution  when made to a non-U.S.  shareholder may be subject to U.S.
withholding  tax at a rate of 35% and may  require  the filing of a  nonresident
U.S. income tax return.

     Disposition  of Fund  shares  as gain  from  sale of a U.S.  Real  Property
Interest.  In addition,  a sale or redemption of Fund shares will be FIRPTA gain only if -

     o    The non-U.S.  shareholder  owns more than 5% of a class of RIC shares;
          and
     o    More than 50% of the Fund's assets consist of
          --   more-than 5% interests in publicly traded companies that are U.S.
               real property holding corporations (USRPHCs),
          --   interests in non-publicly traded companies that are USRPHCs, and
          --   interests in REITs that are not  controlled by U.S.  shareholders where the REIT  shares  are  either  not  publicly  traded or are publicly  traded  and the Fund owns more than 5%;  and

     o    Non-U.S. shareholders own 50% or more of the value of the Fund shares;
          this last  requirement  sunsets and does not apply after  December 31,
          2007.

In the unlikely  event a sale of Fund shares  results in FIRPTA  gain,  the gain will be taxed as income  "effectively  connected with a U.S. trade or business."
As a result the non-U.S.  shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

                                                                              68

     Other.  Ordinary  dividends  paid by a Fund to  non-U.S.  investors  on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends  paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident  decedent.  The amount  treated as exempt is based upon the proportion of the assets held by the Fund at the end of
the  quarter   immediately   preceding  the  decedent's   death  that  are  debt
obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of "DIVIDENDS,  DISTRIBUTIONS AND TAXES" is not intended or written to be used as tax advice and does not  purport to deal with all  federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

                             PERFORMANCE INFORMATION

     To obtain the Funds'  most  current  performance  information,  please call
(800) 523-1918 or visit www.delawareinvestments.com.

     Each Fund calculates its total returns for each Class of shares  separately on an "annual  total  return" basis for various  periods.  Average  annual total return reflects the average annual  percentage  change in value of an investment in the Class over the measuring  period.  Total returns for each Class of shares also may be calculated on an "aggregate total return" basis for various periods.
Aggregate  total return reflects the total  percentage  change in value over the measuring  period.  Both methods of calculating  total return reflect changes in the  price  of the  shares  and  assume  that any  dividends  and  capital  gain distributions  made by a Fund with  respect  to a Class  during  the  period are reinvested in the shares of that Class.  When  considering  average total return figures  for  periods  longer than one year,  it is  important  to note that the annual  total  return of a Class for any one year in the period  might have been more or less  than  the  average  for the  entire  period.  Each  Fund  also may advertise from time to time the total return of one or more Classes of shares on a  year-by-year  or  other  basis  for  various  specified  periods  by means of quotations, charts, graphs or schedules.

                              FINANCIAL STATEMENTS

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial  statements  contained in each Fund's Annual Report. Each Fund's Statement of Net Assets,  Statement of
Operations,  Statements of Changes in Net Assets, Financial Highlights and Notes
to  Financial  Statements,  as well as the  report  of

                                                                              69

Ernst & Young LLP, the independent  registered  public  accounting firm, for the fiscal year ended  November 30, 2005,  are included in each Fund's Annual Report to shareholders.  The financial statements and financial  highlights,  the notes relating  thereto  and the  reports  of  Ernst  & Young  LLP  listed  above  are incorporated by reference from the Annual Reports into this Part B.

                                PRINCIPAL HOLDERS

     As of March 1, 2006, management believes the following shareholders held of record 5% or more of the  outstanding  shares of the Funds.  Management does not have knowledge of beneficial owners.

---------------------------------- --------------------------------------------------- ------------
Class                              Name and Address of Account                          Percentage
---------------------------------- --------------------------------------------------- ------------
Delaware International             Prudential Investment Mgmt Svc. Co.                      12.18%
Value Equity Fund                  FBO Mutual Fund Clients
Class A                            Mail Stop NJ 05-11-20
                                   3 Gateway Center, Floor 11
                                   100 Mulberry Street
                                   Newark, NJ 07102-4000
                                   --------------------------------------------------- ------------
                                   Citigroup Global Markets, Inc.                            8.02%
                                   Attn: Peter Booth, 7th Floor
                                   333 W. 34th Street
                                   New York, NY  10001-2402
---------------------------------- --------------------------------------------------- ------------
Delaware International             Citigroup Global Markets, Inc.                           15.19%
Value Equity Fund                  Attn: Peter Booth, 7th Floor
Class B                            333 W. 34th Street
                                   New York, NY  10001-2402
                                   --------------------------------------------------- ------------
                                   MLPF&S for the Sole Benefit of its Customers              5.35%
                                   Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
---------------------------------- --------------------------------------------------- ------------
Delaware International             Citigroup Global Markets, Inc.                           45.29%
Value Equity Fund                  Attn: Peter Booth, 7th Floor
Class C                            333 W. 34th Street
                                   New York, NY  10001-2402
                                   --------------------------------------------------- ------------
                                   MLPF&S for the Sole Benefit of its Customers              8.72%
                                   Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
---------------------------------- --------------------------------------------------- ------------
Delaware International             MLPF&S for the Sole Benefit of its Customers             58.01%
Value Equity Fund                  Attn:  Fund Administration
Class R                            4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
                                   --------------------------------------------------- ------------
                                   Mooney FBO                                                7.45%
                                   Star Engineering Inc. Salary Savings Plan
                                   P.O. Box 71
                                   New Lexington, OH  43764-1529
                                   --------------------------------------------------- ------------
                                   Reliance Trustco Custodian FBO                            7.13%
                                   Market Scan Information Systems
                                   P.O. Box 48529
                                   Atlanta, GA  30362-1529
---------------------------------- --------------------------------------------------- ------------
Delaware International             Citigroup Global Markets, Inc.                           80.65%
Value Equity Fund                  Attn: Peter Booth, 7th Floor
Institutional Class                333 W. 34th Street
                                   New York, NY  10001-2402
---------------------------------- --------------------------------------------------- ------------

                                                                      70

---------------------------------- --------------------------------------------------- ------------
Class                              Name and Address of Account                          Percentage
---------------------------------- --------------------------------------------------- ------------
Delaware Emerging Markets Fund     MLPF&S for the Sole Benefit of its Customers             18.20%
Class A                            Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
                                   --------------------------------------------------- ------------
                                   Citigroup Global Markets, Inc.                            5.90%
                                   Attn: Peter Booth, 7th Floor
                                   333 W. 34th Street
                                   New York, NY  10001-2402
---------------------------------- --------------------------------------------------- ------------
Delaware Emerging Markets Fund     MLPF&S for the Sole Benefit of its Customers             12.27%
Class B                            Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
                                   --------------------------------------------------- ------------
                                   Citigroup Global Markets, Inc.                           10.82%
                                   Attn: Peter Booth, 7th Floor
                                   333 W. 34th Street
                                   New York, NY  10001-2402
---------------------------------- --------------------------------------------------- ------------
Delaware Emerging Markets Fund     MLPF&S for the Sole Benefit of its Customers             32.67%
Class C                            Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
                                   --------------------------------------------------- ------------
                                   Citigroup Global Markets, Inc.                           20.13%
                                   Attn: Peter Booth, 7th Floor
                                   333 W. 34th Street
                                   New York, NY  10001-2402
---------------------------------- --------------------------------------------------- ------------
Delaware Emerging Markets Fund     FIIOC as agent for certain Employee Benefit Plans        31.66%
Institutional Class                100 Magellan Way, KW1C
                                   Covington, KY  41015-1999
                                   --------------------------------------------------- ------------
                                   Balsa & Co.                                               6.96%
                                   717 Harwood Dr., 3rd Floor
                                   Dallas, TX 75201-6538
---------------------------------- --------------------------------------------------- ------------
Delaware Global Value Fund         Pershing LLC                                              20.53
Class A                            P.O. Box 2052
                                   Jersey City, NJ 07303-2052
                                   --------------------------------------------------- ------------
                                   NFS LLC FEBO                                              6.65%
                                   Price Flex Fund Qualified L.P.
                                   106 Valerie Dr.
                                   Lafayette, LA  70508-6008
                                   --------------------------------------------------- ------------
                                   MLPF&S for the Sole Benefit of its Customers              5.21%
                                   Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
---------------------------------- --------------------------------------------------- ------------
Delaware Global Value Fund         MLPF&S for the Sole Benefit of its Customers             17.43%
Class B                            Attn:  Fund Administration
                                   4800 Deer Lake Dr. East, 2nd Floor
                                   Jacksonville, FL  32246
                                   --------------------------------------------------- ------------
                                   UBS Financial Services Inc. FBO                          11.54%
                                   Longfellow TIC
                                   1010 Overlook Road
                                   Mendota Heights, MN 55118-3651
---------------------------------- --------------------------------------------------- ------------

                                                                              71

APPENDIX A -- DESCRIPTION OF RATINGS

     The Fund has the ability to invest in  high-yield,  high risk  fixed-income securities.  The following  paragraphs  contain  excerpts from Moody's and S&P's rating descriptions.  These credit ratings evaluate only the safety of principal and  interest  and do  not  consider  the  market  value  risk  associated  with high-yield securities.

General Rating Information

------------------- ----------- -------------------------------------------------------------------------
Moody's Investors   Aaa         Bonds which are rated Aaa are judged to be of the best quality.  They
Service - Bond                  carry the smallest degree of investment risk and are generally referred
Ratings                         to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
                    ----------- -------------------------------------------------------------------------
                    Aa          Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.
                    ----------- -------------------------------------------------------------------------
                    A           Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
                    ----------- -------------------------------------------------------------------------
                    Baa         Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
                    ----------- -------------------------------------------------------------------------
                    Ba          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
                                Uncertainty of position characterizes bonds in this class.
                    ----------- -------------------------------------------------------------------------
                    B           Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
                    ----------- -------------------------------------------------------------------------
                    Caa         Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.
                    ----------- -------------------------------------------------------------------------
                    Ca          Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.
                    ----------- -------------------------------------------------------------------------
                    C           Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
------------------- ----------- -------------------------------------------------------------------------

                                                                              72

---------------------------------------------------------------------------------------------------------------------------
Short-Term Debt Ratings
     Moody's  short-term  debt ratings are opinions of the ability of issuers to repay  punctually  senior  obligations  which  have  an  original  maturity  not exceeding one year.

------ --------------------------------------------------------------------------------------------------------------
P-1    Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
------ --------------------------------------------------------------------------------------------------------------
P-2    Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
------ --------------------------------------------------------------------------------------------------------------
P-3    Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
------ --------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings
     Issuers or the  features  associated  with  Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings.  Each rating designation  is unique with no  implication as to any other similar issue of the same obligor.  MIG ratings  terminate at the retirement of the obligation  while
VMIG rating expiration will be a function of each issue's specific structural or credit features.
------------------- --------------------------------------------------------------------------------------
MIG 1/VMIG 1        This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
------------------- --------------------------------------------------------------------------------------
MIG 2/VMIG 2        This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.
------------------- --------------------------------------------------------------------------------------
MIG 3/VMIG 3         This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
------------------- --------------------------------------------------------------------------------------
MIG 4/VMIG 4        This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
------------------- --------------------------------------------------------------------------------------

--------------- ------------ -------------------------------------------------------------------------
S&P's - Bond    AAA          Debt rated AAA has the highest rating assigned by S&P to a debt
Ratings                      obligation.  Capacity to pay interest and repay principal is extremely strong.
                ------------ -------------------------------------------------------------------------
                AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
                ------------ -------------------------------------------------------------------------
                A            Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
                ------------ -------------------------------------------------------------------------
                BBB          Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
                ------------ -------------------------------------------------------------------------
                BB, B, CCC   Debt rated BB, B, CCC or CC is regarded, on balance, as predominately
                and CC       speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
                ------------ -------------------------------------------------------------------------
                C            This rating is reserved for income bonds on which no interest is being paid.
                ------------ -------------------------------------------------------------------------
                D            Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
------------------------------------------------------------------------------------------------------
Commercial Paper Ratings
     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
------ --------------------------------------------------------------------------------------------------------------
A-1    The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.
------ --------------------------------------------------------------------------------------------------------------
A-2    Capacity for timely payment on issues with the designation A-2 is strong.  However, the relative degree of safely is not as high as for issues designated A-1.
------ --------------------------------------------------------------------------------------------------------------
A-3    Issues carrying this designation have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings

     An S&P municipal  note rating  reflects the  liquidity  concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating.  Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization  schedule  (the  larger the final  maturity  relative to other maturities, the more likely it will be treated as a note).

     Sources of payment (the more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note).

--------------------------------------------------------------------------------------------------------------
SP-1  Very strong or strong capacity to pay principal and interest.  Those issues determined to possess  overwhelming safety  characteristics will be given a plus
      (+) designation.
--------------------------------------------------------------------------------------------------------------
SP-2  Satisfactory   capacity  to  pay  principal  and  interest.
--------------------------------------------------------------------------------------------------------------
SP-3   Speculative   capacity  to  pay  principal  and  interest.
--------------------------------------------------------------------------------------------------------------